UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2010 through June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2011

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks still finished with gains.

U.S. stocks, as measured by the Russell 3000 Index, returned 32.37% for the twelve months ended June 30, 2011. The Russell Midcap Index, which is comprised of U.S. mid-cap stocks, returned 38.47% for the twelve months ended June 30, 2011, while the Russell Midcap Growth Index and the Russell Midcap Value Index returned 43.25% and 34.28%, respectively.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	37.28%
Russell 3000 Growth Index	35.68%

Net Assets as of 6/30/2011 (In Thousands)	$1,216,156

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and health care sectors contributed to relative performance, while the Fund’s stock selection in the energy and materials and processing sectors detracted from relative performance.

The Fund’s individual contributors to relative performance included Amazon.com, Inc., UnitedHealth Group, Inc. and Valeant Pharmaceuticals International Inc. Amazon.com, Inc., an online retailer, reported better-than-expected profit, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of UnitedHealth Group, Inc., an accident and health insurance company, increased after the company reported better-than-expected first-quarter profit, fueled by enrollment growth across its health plans. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Exxon Mobil Corp., Caterpillar, Inc. and International Business Machines Corp. (“IBM”) as these stocks were strong performers in the Benchmark during the reporting period. Shares of integrated energy company Exxon Mobil Corp. advanced due to rising oil prices and increased production of natural gas during the reporting period. Shares of construction and agricultural machinery provider Caterpillar, Inc. advanced on the company’s strong earnings, boosted by recovering demand for its products. Shares of IBM advanced following the company’s better-than-expected first-quarter revenue, driven by strong software sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	QUALCOMM, Inc.	2.3
3.	Amazon.com, Inc.	2.2
4.	Oracle Corp.	2.1
5.	Coach, Inc.	2.0
6.	MasterCard, Inc.	1.8
7.	UnitedHealth Group, Inc.	1.8
8.	Valeant Pharmaceuticals International, Inc.	1.8
9.	American Express Co.	1.8
10.	Schlumberger Ltd.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.2%
Consumer Discretionary	19.7
Health Care	14.7
Industrials	12.8
Energy	9.1
Financials	7.8
Materials	3.2
Short-Term Investments	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		37.28%	6.96%	4.94%
With Sales Charge*		30.15	5.80	4.37
CLASS B SHARES	10/29/99
Without CDSC		36.67	6.35	4.37
With CDSC**		31.67	6.03	4.37
CLASS C SHARES	5/1/06
Without CDSC		36.45	6.31	4.27
With CDSC***		35.45	6.31	4.27
CLASS R5 SHARES	1/8/09	37.81	7.29	5.12
SELECT CLASS SHARES	5/1/06	37.48	7.18	5.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH JUNE 30, 2011

(Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.84%
Russell Midcap Index	15.56%

Net Assets as of 6/30/2011 (In Thousands)	$91,782

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the period November 30, 2010 through June 30, 2011. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance, while the Fund’s stock selection in the producer durables sector contributed to relative performance.

Individual detractors from relative performance included Greenhill & Co., Inc and Marvell Technology Group Ltd. Shares of financial advisory firm Greenhill & Co., Inc. declined as the company’s increased compensation costs associated with its expansion plans and lower financial advisor fees resulted in profits below what investors had anticipated. Marvell Technology Group Ltd. provides parts for products manufactured by Research In Motion. The stock declined after Research In Motion reported disappointing sales, prompting investors’ concerns about slowing demand for Marvell Technology Group Ltd.’s products.

Individual contributors to relative performance included the Fund’s positions in UnitedHealth Group, Inc. and KAR Auction Services, Inc. Shares of UnitedHealth Group, Inc., an accident and health insurance company, increased after the company reported better-than-expected first-quarter profits, fueled by enrollment growth across its health plans. Shares of KAR Auction Services, Inc., a provider of vehicle auction services in North America, increased after the company announced strong first-quarter profits.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Devon Energy Corp.	2.8%
2.	Jarden Corp.	2.8
3.	Silgan Holdings, Inc.	2.7
4.	Iberiabank Corp.	2.2
5.	Walgreen Co.	2.2
6.	Calamos Asset Management, Inc., Class A	2.0
7.	ProAssurance Corp.	2.0
8.	Chubb Corp.	2.0
9.	Joy Global, Inc.	1.9
10.	Coventry Health Care, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.4%
Consumer Discretionary	18.1
Industrials	14.9
Health Care	10.0
Information Technology	8.8
Materials	8.7
Energy	8.3
Utilities	6.1
Consumer Staples	1.8
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions any may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		14.70%
With Sales Charge*		8.69
CLASS C SHARES	11/30/10
Without CDSC		14.33
With CDSC**		13.33
CLASS R2 SHARES	11/30/10	14.53
CLASS R5 SHARES	11/30/10	15.00
CLASS R6 SHARES	1/31/11	15.00
SELECT CLASS SHARES	11/30/10	14.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2010-6/30/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	37.15%
Russell Midcap Index	38.47%

Net Assets as of 6/30/2011 (In Thousands)	$572,219

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors detracted from relative performance, while the Fund’s stock selection in the information technology and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s underweight positions in priceline.com, Inc., Discover Financial Services and Altera Corp., three stocks that performed strongly in the Benchmark. Shares of priceline.com, Inc., an online travel company, rose on investor optimism that increasing on-line commerce would continue to benefit the company. Shares of consumer financial services company Discover Financial Services gained due to consistent improvements in credit card delinquencies. Shares of chipmaker Altera Corp. benefited from increased capital spending on global wireless infrastructure.

Individual contributors to relative performance included the Fund’s positions in Valeant Pharmaceuticals International Inc., Coventry Health Care, Inc. and Williams Cos. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated. Shares of Coventry Health Care, Inc. increased as investor concerns about healthcare reform eased. In addition, the company continued to experience lower medical costs and increased member enrollment. Shares of Williams Cos., an integrated energy company, rose as investors reacted positively to the announcement that it would separate into two distinct publicly traded companies.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	TE Connectivity Ltd., (Switzerland)	1.6%
2.	Lincare Holdings, Inc.	1.3
3.	Humana, Inc.	1.3
4.	Sherwin-Williams Co. (The)	1.3
5.	Carlisle Cos., Inc.	1.2
6.	Coach, Inc.	1.2
7.	Coventry Health Care, Inc.	1.1
8.	Concho Resources, Inc.	1.1
9.	Marriott International, Inc., Class A	1.1
10.	T. Rowe Price Group, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	19.3%
Financials	15.7
Information Technology	15.3
Industrials	13.0
Health Care	11.2
Energy	8.1
Materials	5.4
Utilities	5.0
Consumer Staples	3.0
Telecommunication Services	0.8
Short-Term Investment	3.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		36.66%	5.46%	7.39%
With Sales Charge*		29.49	4.33	6.81
CLASS C SHARES	11/2/09
Without CDSC		36.04	5.29	7.31
With CDSC**		35.04	5.29	7.31
SELECT CLASS SHARES	1/1/97	37.15	5.58	7.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date were based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the

Lipper Multi-Cap Core Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	43.01%
Russell Midcap Growth Index	43.25%

Net Assets as of 6/30/2011 (In Thousands)	$1,775,753

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and materials and processing sectors detracted from relative performance, while the Fund’s stock selection in the producer durables and health care sectors contributed to relative performance

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in priceline.com, Inc., Altera Corp. and Wynn Resorts Ltd., three stocks that performed strongly in the Benchmark. Shares of online travel company priceline.com, Inc. increased due to the company’s better-than-expected earnings, driven by strong growth in its global hotel business. Shares of chipmaker Altera Corp. benefited from the company’s higher-than-expected second-quarter sales. Casino and gaming company Wynn Resorts Ltd. benefited from investor optimism about growth from the company’s position in the Macau gaming industry.

Individual contributors to relative performance included the Fund’s positions in Valeant Pharmaceuticals International Inc., Coventry Health Care, Inc. and Cummins Inc. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated. Shares of accident and health insurance company Coventry Health Care, Inc. increased after the company reported better-than-expected first-quarter earnings. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweights versus the Benchmark were in the technology and financial services sectors and the Fund’s largest underweights versus the Benchmark were in the consumer staples and materials and processing sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Coach, Inc.	2.3%
2.	Concho Resources, Inc.	2.2
3.	Agilent Technologies, Inc.	1.9
4.	W.W. Grainger, Inc.	1.9
5.	Valeant Pharmaceuticals International, Inc., (Canada)	1.8
6.	Cameron International Corp.	1.7
7.	TE Connectivity Ltd., (Switzerland)	1.6
8.	Humana, Inc.	1.6
9.	Cummins, Inc.	1.5
10.	Coventry Health Care, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.6%
Consumer Discretionary	19.3
Industrials	17.0
Health Care	16.2
Financials	8.7
Energy	8.4
Materials	3.6
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		42.59%	6.19%	5.36%
With Sales Charge*		35.07	5.05	4.79
CLASS B SHARES	1/14/94
Without CDSC		41.89	5.58	4.79
With CDSC**		36.89	5.26	4.79
CLASS C SHARES	11/4/97
Without CDSC		41.85	5.57	4.67
With CDSC***		40.85	5.57	4.67
CLASS R2 SHARES	6/19/09	42.37	6.02	5.18
SELECT CLASS SHARES	3/2/89	43.01	6.49	5.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Multi-Cap Growth Funds Index and Lipper Mid-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index and Lipper Mid-Cap Growth Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index and Lipper Mid-Cap Growth Funds Index are indexes based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	32.66%
Russell Midcap Value Index	34.28%

Net Assets as of 6/30/2011 (In Thousands)	$6,775,834

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s relative underperformance versus the Benchmark was primarily driven by negative stock selection in the health care and financials sectors. The Fund’s stock selection in the information technology sector as well as stock selection and an underweight in the utilities sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Cigna Corp., Discover Financial Services and Spectra Energy Corp., three stocks that performed strongly in the Benchmark. Insurance company Cigna raised its expectations for 2011 earnings, which helped the stock. Shares of consumer financial services company Discover Financial Services advanced due to consistent improvements in credit card delinquencies. Shares of natural gas company, Spectra Energy Corp. increased as investors began to recognize that a lower percentage of company profits are being derived from commodity sensitive activities while pipelines were making larger contributions to cash flow.

Individual contributors to relative performance included Williams Cos., Tiffany & Co. and Albemarle Corp. Shares of Williams Cos., an integrated energy company, rose as investors reacted positively to the announcement that it would separate into two distinct publicly traded companies. Shares of jewelry retailer Tiffany & Co. gained after the company reported strong fiscal first-quarter earnings and raised its outlook for full-year earnings, as its strong market position more than offset the impact from rising raw materials costs. Shares of Albemarle Corp., a specialty chemical company, advanced on strong earnings gains throughout the reporting period, driven by the continued growth in electronics, which led to increased demand for brominated flame retardants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Republic Services, Inc.	2.1%
2.	Energen Corp.	1.9
3.	Loews Corp.	1.9
4.	Fortune Brands, Inc.	1.7
5.	Oneok, Inc.	1.7
6.	CMS Energy Corp.	1.6
7.	Bed Bath & Beyond, Inc.	1.6
8.	Ball Corp.	1.6
9.	TE Connectivity Ltd., (Switzerland)	1.6
10.	Devon Energy Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.4%
Consumer Discretionary	19.6
Utilities	10.1
Industrials	9.0
Energy	7.8
Materials	7.3
Health Care	6.2
Consumer Staples	6.1
Information Technology	5.9
Telecommunication Services	1.9
Short-Term Investment	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		31.96%	4.47%	8.86%
With Sales Charge*		25.02	3.35	8.27
CLASS B SHARES	4/30/01
Without CDSC		31.33	3.95	8.35
With CDSC**		26.33	3.60	8.35
CLASS C SHARES	4/30/01
Without CDSC		31.29	3.95	8.26
With CDSC***		30.29	3.95	8.26
CLASS R2 SHARES	11/3/08	31.66	4.33	8.79
INSTITUTIONAL CLASS SHARES	11/13/97	32.66	5.00	9.40
SELECT CLASS SHARES	10/31/01	32.29	4.74	9.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Mid-cap Value Index, the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.23%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.16%

Net Assets as of 6/30/2011 (In Thousands)	$546,447

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2011.

The Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals. The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum.

During the reporting period, the environment was positive for the Fund’s stock selection process as investors began to refocus on stock specific information and trade less based on macroeconomic data. As a result, the Fund experienced positive returns in each of the following five supersectors: consumer, financial, industrial, technology and health care sectors. Stock selection in the technology, consumer and health care sectors contributed the most to the Fund’s return.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund owned more than 350 long and short positions during the reporting period and was sector-neutral. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***
1.	GT Solar International, Inc.	0.5%
2.	TRW Automotive Holdings Corp.	0.4
3.	Lorillard, Inc.	0.4
4.	IAC/InterActiveCorp.	0.4
5.	Forest Laboratories, Inc.	0.4
6.	Alliance Data Systems Corp.	0.4
7.	AMERIGROUP Corp.	0.4
8.	Complete Production Services, Inc.	0.4
9.	RPC, Inc.	0.4
10.	Healthspring, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****
1.	Robbins & Myers, Inc.	0.5%
2.	Green Mountain Coffee Roasters, Inc.	0.5
3.	Pharmasset, Inc.	0.5
4.	Under Armour, Inc., Class A	0.5
5.	CarMax, Inc.	0.5
6.	Spectra Energy Corp.	0.5
7.	Eastman Kodak Co.	0.5
8.	Carpenter Technology Corp.	0.5
9.	Office Depot, Inc.	0.5
10.	Mead Johnson Nutrition Co.	0.4

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***
Consumer Discretionary	17.9%
Information Technology	17.5
Industrials	12.2
Financials	11.0
Health Care	9.6
Energy	7.4
Materials	6.3
Utilities	5.9
Consumer Staples	4.9
Telecommunication Services	0.9
Short-Term Investment	6.4

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****
Information Technology	16.5%
Industrials	14.4
Consumer Discretionary	13.4
Financials	12.8
Health Care	11.2
Energy	10.8
Materials	8.2
Utilities	6.0
Consumer Staples	5.0
Telecommunication Services	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2011. The Fund’s composition is subject to change.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	5/23/03
Without Sales Charge		1.03%	(0.63)%	1.51%
With Sales Charge*		(4.29)	(1.69)	0.85
CLASS B SHARES	5/23/03
Without CDSC		0.32	(1.36)	0.77
With CDSC**		(4.68)	(1.79)	0.77
CLASS C SHARES	5/23/03
Without CDSC		0.21	(1.37)	0.76
With CDSC***		(0.79)	(1.37)	0.76
SELECT CLASS SHARES	5/23/03	1.23	(0.39)	1.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch

3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	27.06%
Russell 3000 Value Index	29.13%

Net Assets as of 6/30/2011 (In Thousands)	$918,841

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s relative underperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the energy and health care sectors. The Fund’s stock selection in the consumer discretionary sector also detracted from the Fund’s relative performance. The Fund’s stock selection in the financials and utilities sector contributed to relative performance. The Fund’s stock selection and underweight in the consumer staples sector also contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Chevron Corp., General Electric Co. and Verizon Communications Inc., three stocks that performed strongly in the Benchmark. Integrated energy company Chevron Corp. benefited from higher oil and gas prices as well as the corresponding increase in production volumes. Shares of General Electric Co. advanced as the company became increasingly optimistic about the economic recovery. Shares of Verizon Communications Inc. benefited from increased investor optimism about the company becoming a provider of the iPhone and its potential positive impact to future earnings.

Individual contributors to relative performance included Oneok, Inc., Loews Corp. and Albemarle Corp. Shares of diversified natural gas company Oneok, Inc. benefited from the company’s interest in Oneok Partners, a master limited partnership that reported strong first-quarter results. Shares of diversified holding company Loews Corp. increased after the company announced better-than-expected earnings and the reinstatement of its quarterly dividend. Shares of Albemarle Corp., a specialty chemical company, advanced on strong earnings gains throughout the reporting period, driven by the continued growth in electronics, which led to increased demand for brominated flame retardants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow. The Fund’s largest overweight was in the consumer discretionary sector. The Fund’s portfolio managers sought retailers with strong brands and recurring revenue business models. They believed that these factors coupled with lower levels of capital spending should contribute to the generation of free cash flow for the retailers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Loews Corp.	3.2
3.	Devon Energy Corp.	2.8
4.	AT&T, Inc.	2.6
5.	Exxon Mobil Corp.	2.5
6.	Johnson & Johnson	2.2
7.	Oneok, Inc.	1.9
8.	Teekay Corp. (Canada)	1.8
9.	Procter & Gamble Co. (The)	1.7
10.	Pfizer, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.5%
Consumer Discretionary	14.9
Energy	11.2
Health Care	10.5
Utilities	7.4
Consumer Staples	6.2
Telecommunication Services	4.8
Industrials	3.9
Materials	3.5
Information Technology	2.6
Investment Company	1.0
Short-Term Investment	3.5

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		26.45%	4.89%	6.33%
With Sales Charge*		19.84	3.76	5.43
CLASS C SHARES	2/28/05
Without CDSC		25.82	4.37	5.80
With CDSC**		24.82	4.37	5.80
INSTITUTIONAL CLASS SHARES	2/28/05	27.06	5.42	6.78
SELECT CLASS SHARES	2/28/05	26.75	5.16	6.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.6%
	Consumer Discretionary — 19.7%
	Auto Components — 2.2%
162	BorgWarner, Inc. (a)	13,056
334	Johnson Controls, Inc.	13,931

		26,987

	Automobiles — 1.6%
327	Harley-Davidson, Inc.	13,381
186	Tesla Motors, Inc. (a) (c)	5,421

		18,802

	Diversified Consumer Services — 1.5%
236	American Public Education, Inc. (a)	10,500
168	Sotheby’s	7,312

		17,812

	Hotels, Restaurants & Leisure — 3.0%
169	BJ’s Restaurants, Inc. (a)	8,854
230	Cheesecake Factory, Inc. (The) (a)	7,227
302	Gaylord Entertainment Co. (a)	9,060
327	Marriott International, Inc., Class A	11,609

		36,750

	Internet & Catalog Retail — 3.5%
131	Amazon.com, Inc. (a)	26,727
170	HomeAway, Inc. (a)	6,587
37	NetFlix, Inc. (a)	9,772

		43,086

	Media — 4.5%
319	DIRECTV, Class A (a)	16,196
290	Scripps Networks Interactive, Inc., Class A	14,190
4,467	Sirius XM Radio, Inc. (a)	9,783
361	Walt Disney Co. (The)	14,078

		54,247

	Textiles, Apparel & Luxury Goods— 3.4%
374	Coach, Inc.	23,903
102	Deckers Outdoor Corp. (a)	8,982
224	Vera Bradley, Inc. (a)	8,549

		41,434

	Total Consumer Discretionary	239,118

	Energy — 9.1%
	Energy Equipment & Services — 4.2%
345	Cameron International Corp. (a)	17,364
171	National Oilwell Varco, Inc.	13,382
234	Schlumberger Ltd.	20,191

		50,937

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.9%
90	Apache Corp.	11,056
211	Concho Resources, Inc. (a)	19,362
294	Forest Oil Corp. (a)	7,856
151	Newfield Exploration Co. (a)	10,264
271	Southwestern Energy Co. (a)	11,633

		60,171

	Total Energy	111,108

	Financials — 7.8%
	Capital Markets — 2.4%
281	Lazard Ltd., (Bermuda), Class A	10,440
467	Och-Ziff Capital Management Group LLC, Class A	6,473
201	T. Rowe Price Group, Inc.	12,152

		29,065

	Commercial Banks — 1.9%
465	U.S. Bancorp	11,855
417	Wells Fargo & Co.	11,698

		23,553

	Consumer Finance — 1.8%
417	American Express Co.	21,554

	Diversified Financial Services — 0.8%
34	CME Group, Inc.	9,856

	Insurance — 0.9%
172	ACE Ltd., (Switzerland)	11,288

	Total Financials	95,316

	Health Care — 14.8%
	Biotechnology — 3.3%
170	Alexion Pharmaceuticals, Inc. (a)	7,995
175	Biogen Idec, Inc. (a)	18,711
212	Celgene Corp. (a)	12,806

		39,512

	Health Care Equipment & Supplies — 1.7%
217	Sirona Dental Systems, Inc. (a)	11,496
269	Thoratec Corp. (a)	8,842

		20,338

	Health Care Providers & Services — 5.0%
130	DaVita, Inc. (a)	11,216
293	Emeritus Corp. (a) (c)	6,230
188	Healthspring, Inc. (a)	8,683
450	Lincare Holdings, Inc.	13,176
423	UnitedHealth Group, Inc.	21,803

		61,108

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 1.5%
356	Agilent Technologies, Inc. (a)	18,200

	Pharmaceuticals — 3.3%
355	Aegerion Pharmaceuticals, Inc. (a)	5,598
155	Allergan, Inc.	12,879
420	Valeant Pharmaceuticals International, Inc., (Canada) (c)	21,802

		40,279

	Total Health Care	179,437

	Industrials — 12.8%
	Aerospace & Defense — 2.1%
130	Goodrich Corp.	12,415
184	HEICO Corp. (c)	10,078
42	TransDigm Group, Inc. (a)	3,821

		26,314

	Electrical Equipment — 0.7%
237	EnerSys (a)	8,164

	Industrial Conglomerates — 1.0%
243	Carlisle Cos., Inc.	11,963

	Machinery — 3.5%
171	Cummins, Inc.	17,697
171	Deere & Co.	14,082
172	Wabtec Corp.	11,304

		43,083

	Professional Services — 0.7%
104	IHS, Inc., Class A (a)	8,651

	Road & Rail — 2.5%
477	Avis Budget Group, Inc. (a)	8,155
210	J.B. Hunt Transport Services, Inc.	9,880
327	Old Dominion Freight Line, Inc. (a)	12,182

		30,217

	Trading Companies & Distributors — 2.3%
334	Air Lease Corp. (a)	8,115
127	W.W. Grainger, Inc. (c)	19,529

		27,644

	Total Industrials	156,036

	Information Technology — 32.2%
	Communications Equipment — 4.4%
462	JDS Uniphase Corp. (a)	7,697
346	Juniper Networks, Inc. (a)	10,887
495	QUALCOMM, Inc.	28,094

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — Continued
165	Riverbed Technology, Inc. (a)	6,544

		53,222

	Computers & Peripherals — 7.6%
209	Apple, Inc. (a)	70,004
431	EMC Corp. (a)	11,874
190	NetApp, Inc. (a)	10,012

		91,890

	Electronic Equipment, Instruments & Components — 2.1%
157	Amphenol Corp., Class A	8,471
464	TE Connectivity Ltd., (Switzerland)	17,057

		25,528

	Internet Software & Services — 1.4%
24	Google, Inc., Class A (a)	12,305
55	LinkedIn Corp., Class A (a) (c)	4,964

		17,269

	IT Services — 3.9%
402	CGI Group, Inc., (Canada), Class A (a)	9,909
208	Cognizant Technology Solutions Corp., Class A (a)	15,284
74	MasterCard, Inc., Class A	22,209

		47,402

	Office Electronics — 0.8%
231	Zebra Technologies Corp., Class A (a)	9,754

	Semiconductors & Semiconductor Equipment — 3.7%
260	Avago Technologies Ltd., (Singapore)	9,873
579	Freescale Semiconductor Holdings I Ltd. (a)	10,653
223	Lam Research Corp. (a)	9,883
412	Xilinx, Inc.	15,018

		45,427

	Software — 8.3%
398	Adobe Systems, Inc. (a) (m)	12,511
225	Autodesk, Inc. (a)	8,685
141	Concur Technologies, Inc. (a)	7,040
242	MICROS Systems, Inc. (a)	12,040
394	Nuance Communications, Inc. (a)	8,468
778	Oracle Corp.	25,594
195	RealPage, Inc. (a)	5,170
89	Salesforce.com, Inc. (a)	13,319
220	Taleo Corp., Class A (a)	8,139

		100,966

	Total Information Technology	391,458

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Materials — 3.2%
	Chemicals — 2.4%
168	FMC Corp.	14,434
174	Sherwin-Williams Co. (The)	14,593

		29,027

	Metals & Mining — 0.8%
174	Freeport-McMoRan Copper & Gold, Inc.	9,210

	Total Materials	38,237

	Total Common Stocks (Cost $967,250)	1,210,710

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.5%
	Investment Company — 0.5%
5,903	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $5,903)	5,903

Investments of Cash Collateral for Securities on Loan — 3.2%
	Investment Company — 3.2%
39,434	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $39,434)	39,434

	Total Investments — 103.3% (Cost $1,012,587)	1,256,047
	Liabilities in Excess of Other Assets — (3.3)%	(39,891)

	NET ASSETS — 100.0%	$1,216,156

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 18.0%
	Automobiles — 2.0%
44	Harley-Davidson, Inc.	1,808

	Distributors — 1.1%
19	Genuine Parts Co.	1,022

	Hotels, Restaurants & Leisure — 4.2%
33	Brinker International, Inc. (m)	808
33	Papa John’s International, Inc. (a)	1,108
47	Penn National Gaming, Inc. (a)	1,897

		3,813

	Household Durables — 4.8%
71	Jarden Corp.	2,440
50	Newell Rubbermaid, Inc.	781
63	Toll Brothers, Inc. (a)	1,298

		4,519

	Multiline Retail — 1.9%
37	Nordstrom, Inc.	1,733

	Specialty Retail — 4.0%
80	American Eagle Outfitters, Inc. (m)	1,018
88	Chico’s FAS, Inc.	1,344
36	Williams-Sonoma, Inc.	1,308

		3,670

	Total Consumer Discretionary	16,565

	Consumer Staples — 1.8%
	Food & Staples Retailing — 1.8%
40	Walgreen Co.	1,679

	Energy — 8.3%
	Energy Equipment & Services — 3.7%
46	Exterran Holdings, Inc. (a)	914
47	Patterson-UTI Energy, Inc.	1,489
18	Tidewater, Inc.	978

		3,381

	Oil, Gas & Consumable Fuels — 4.6%
19	Cimarex Energy Co.	1,676
33	Devon Energy Corp.	2,585

		4,261

	Total Energy	7,642

	Financials — 19.5%
	Capital Markets — 7.3%
125	Calamos Asset Management, Inc., Class A	1,818
21	Greenhill & Co., Inc.	1,123
54	HFF, Inc., Class A (a)	813

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
103	Janus Capital Group, Inc.	977
96	TD AMERITRADE Holding Corp.	1,880

		6,611

	Commercial Banks — 4.1%
27	First Republic Bank (a)	874
23	Iberiabank Corp.	1,339
133	Umpqua Holdings Corp.	1,535

		3,748

	Insurance — 4.1%
27	Chubb Corp.	1,712
29	ProAssurance Corp. (a)	2,054

		3,766

	Real Estate Investment Trusts (REITs) — 4.0%
23	Mid-America Apartment Communities, Inc.	1,520
48	National Retail Properties, Inc.	1,180
56	RLJ Lodging Trust	969

		3,669

	Total Financials	17,794

	Health Care — 10.0%
	Health Care Equipment & Supplies — 1.3%
15	IDEXX Laboratories, Inc. (a)	1,198

	Health Care Providers & Services — 8.7%
55	Coventry Health Care, Inc. (a)	2,000
18	Laboratory Corp. of America Holdings (a)	1,707
35	Patterson Cos., Inc.	1,151
40	UnitedHealth Group, Inc.	2,084
49	VCA Antech, Inc. (a)	1,044

		7,986

	Total Health Care	9,184

	Industrials — 14.9%
	Aerospace & Defense — 3.0%
13	Goodrich Corp.	1,199
17	TransDigm Group, Inc. (a)	1,566

		2,765

	Commercial Services & Supplies — 2.9%
73	KAR Auction Services, Inc. (a)	1,375
42	Waste Connections, Inc.	1,327

		2,702

	Electrical Equipment — 1.2%
16	Regal-Beloit Corp.	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — 6.5%
25	Dover Corp.	1,671
27	Eaton Corp.	1,381
18	Joy Global, Inc.	1,694
20	Toro Co. (The)	1,210

		5,956

	Road & Rail — 1.3%
15	Norfolk Southern Corp.	1,149

	Total Industrials	13,663

	Information Technology — 8.8%
	Computers & Peripherals — 1.0%
18	NetApp, Inc. (a)	958

	Electronic Equipment, Instruments & Components — 1.6%
22	Anixter International, Inc. (m)	1,453

	Semiconductors & Semiconductor Equipment — 3.3%
79	Intersil Corp., Class A	1,016
35	Linear Technology Corp.	1,161
56	Marvell Technology Group Ltd., (Bermuda) (a)	830

		3,007

	Software — 2.9%
27	MICROS Systems, Inc. (a)	1,351
23	Solera Holdings, Inc.	1,343

		2,694

	Total Information Technology	8,112

	Materials — 8.7%
	Chemicals — 2.8%
19	Airgas, Inc. (m)	1,345
24	Scotts Miracle-Gro Co. (The), Class A	1,221

		2,566

	Containers & Packaging — 4.4%
43	Crown Holdings, Inc. (a)	1,679
58	Silgan Holdings, Inc.	2,372

		4,051

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.5%
27	Reliance Steel & Aluminum Co.	1,332

	Total Materials	7,949

	Utilities — 6.1%
	Electric Utilities — 1.2%
27	Southern Co.	1,090

	Gas Utilities — 1.0%
21	Northwest Natural Gas Co.	948

	Multi-Utilities — 3.9%
59	CMS Energy Corp.	1,170
34	NorthWestern Corp.	1,125
40	Wisconsin Energy Corp.	1,263

		3,558

	Total Utilities	5,596

	Total Common Stocks (Cost $87,786)	88,184

Short-Term Investment — 3.9%
	Investment Company — 3.9%
3,576	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $3,576)	3,576

	Total Investments — 100.0% (Cost $91,362)	91,760
	Other Assets in Excess of Liabilities — 0.0% (g)	22

	NET ASSETS — 100.0%	$91,782

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 19.2%
	Auto Components — 0.7%
49	BorgWarner, Inc. (a)	3,943

	Automobiles — 0.9%
96	Harley-Davidson, Inc.	3,929
44	Tesla Motors, Inc. (a) (c)	1,267

		5,196

	Distributors — 0.5%
52	Genuine Parts Co.	2,806

	Diversified Consumer Services — 0.6%
30	DeVry, Inc.	1,792
40	Sotheby’s	1,753

		3,545

	Hotels, Restaurants & Leisure — 3.7%
57	Cheesecake Factory, Inc. (The) (a)	1,798
60	Darden Restaurants, Inc.	2,969
45	Gaylord Entertainment Co. (a)	1,362
124	International Game Technology	2,181
172	Marriott International, Inc., Class A	6,090
126	Royal Caribbean Cruises Ltd. (a)	4,734
35	Yum! Brands, Inc.	1,911

		21,045

	Household Durables — 1.8%
76	Fortune Brands, Inc.	4,853
57	Harman International Industries, Inc.	2,593
52	Jarden Corp.	1,784
16	Mohawk Industries, Inc. (a)	948

		10,178

	Internet & Catalog Retail — 0.9%
76	Expedia, Inc.	2,195
12	NetFlix, Inc. (a)	3,073

		5,268

	Media — 3.9%
88	Cablevision Systems Corp., Class A	3,197
111	CBS Corp., Class B	3,168
91	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,158
69	DISH Network Corp., Class A (a)	2,101
120	Gannett Co., Inc.	1,713
76	Lamar Advertising Co., Class A (a)	2,072
28	Omnicom Group, Inc.	1,368
83	Scripps Networks Interactive, Inc., Class A	4,032
1,360	Sirius XM Radio, Inc. (a)	2,979

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
2	Washington Post Co. (The), Class B	693

		22,481

	Multiline Retail — 0.4%
41	Kohl’s Corp.	2,065

	Specialty Retail — 3.2%
9	AutoZone, Inc. (a)	2,712
79	Bed Bath & Beyond, Inc. (a)	4,588
67	Dick’s Sporting Goods, Inc. (a)	2,584
158	Gap, Inc. (The)	2,856
29	Tiffany & Co.	2,293
67	TJX Cos., Inc.	3,504

		18,537

	Textiles, Apparel & Luxury Goods — 2.6%
105	Coach, Inc.	6,738
24	Deckers Outdoor Corp. (a)	2,106
21	Fossil, Inc. (a)	2,460
15	Lululemon Athletica, Inc., (Canada) (a)	1,633
30	Phillips-Van Heusen Corp.	1,958

		14,895

	Total Consumer Discretionary	109,959

	Consumer Staples — 2.9%
	Beverages — 0.6%
24	Brown-Forman Corp., Class B	1,791
41	Dr. Pepper Snapple Group, Inc.	1,732

		3,523

	Food & Staples Retailing — 0.5%
120	Safeway, Inc.	2,814

	Food Products — 1.4%
23	Hershey Co. (The)	1,308
49	JM Smucker Co. (The)	3,738
38	Ralcorp Holdings, Inc. (a)	3,281

		8,327

	Household Products — 0.4%
30	Energizer Holdings, Inc. (a)	2,164

	Total Consumer Staples	16,828

	Energy — 8.1%
	Energy Equipment & Services — 1.3%
97	Cameron International Corp. (a)	4,890
15	CARBO Ceramics, Inc. (c)	2,363

		7,253

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 6.8%
69	Concho Resources, Inc. (a)	6,310
47	CVR Energy, Inc. (a)	1,145
53	Devon Energy Corp.	4,201
97	Energen Corp.	5,452
38	EQT Corp.	2,017
73	Forest Oil Corp. (a)	1,962
17	Kinder Morgan Management LLC (a)	1,104
84	Newfield Exploration Co. (a)	5,693
49	Peabody Energy Corp.	2,857
51	Range Resources Corp.	2,853
50	Teekay Corp., (Canada)	1,532
129	Williams Cos., Inc. (The)	3,899

		39,025

	Total Energy	46,278

	Financials — 15.7%
	Capital Markets — 3.5%
63	Ameriprise Financial, Inc.	3,657
106	Invesco Ltd.	2,483
74	Lazard Ltd., (Bermuda), Class A	2,731
28	Northern Trust Corp.	1,273
91	Och-Ziff Capital Management Group LLC, Class A	1,258
100	T. Rowe Price Group, Inc.	6,061
117	TD AMERITRADE Holding Corp.	2,279

		19,742

	Commercial Banks — 3.6%
27	BancorpSouth, Inc.	333
41	BB&T Corp.	1,098
46	BOK Financial Corp. (c)	2,497
41	City National Corp.	2,246
56	Comerica, Inc.	1,950
32	Cullen/Frost Bankers, Inc.	1,796
205	Fifth Third Bancorp	2,611
123	Huntington Bancshares, Inc.	804
42	M&T Bank Corp.	3,676
82	SunTrust Banks, Inc.	2,123
65	Zions Bancorp	1,563

		20,697

	Diversified Financial Services — 0.7%
99	Moody’s Corp.	3,812

	Insurance — 5.2%
104	AON Corp.	5,334
42	Arch Capital Group Ltd., (Bermuda) (a)	1,334
49	Cincinnati Financial Corp.	1,434

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
125	Loews Corp.	5,265
200	Old Republic International Corp.	2,345
78	OneBeacon Insurance Group Ltd., Class A	1,050
56	Principal Financial Group, Inc.	1,694
19	Torchmark Corp.	1,225
80	Transatlantic Holdings, Inc.	3,940
113	W.R. Berkley Corp.	3,663
122	XL Group plc, (Ireland)	2,686

		29,970

	Real Estate Investment Trusts (REITs) — 1.8%
45	Camden Property Trust	2,863
51	HCP, Inc.	1,856
30	Kimco Realty Corp.	550
55	Regency Centers Corp.	2,423
27	Vornado Realty Trust	2,531

		10,223

	Real Estate Management & Development — 0.3%
103	Brookfield Office Properties, Inc.	1,993

	Thrifts & Mortgage Finance — 0.6%
75	Capitol Federal Financial, Inc.	876
176	People’s United Financial, Inc.	2,359

		3,235

	Total Financials	89,672

	Health Care — 11.1%
	Biotechnology — 0.7%
62	Alexion Pharmaceuticals, Inc. (a)	2,906
35	Dendreon Corp. (a)	1,369

		4,275

	Health Care Equipment & Supplies — 1.6%
35	Becton, Dickinson & Co.	3,042
57	Sirona Dental Systems, Inc. (a)	3,032
93	Thoratec Corp. (a)	3,042

		9,116

	Health Care Providers & Services — 5.9%
60	AmerisourceBergen Corp.	2,463
121	Brookdale Senior Living, Inc. (a)	2,942
180	Coventry Health Care, Inc. (a)	6,548
47	DaVita, Inc. (a)	4,053
47	HCA Holdings, Inc. (a)	1,548
91	Humana, Inc.	7,366
261	Lincare Holdings, Inc.	7,637

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
51	VCA Antech, Inc. (a)	1,083

		33,640

	Health Care Technology — 0.4%
40	Cerner Corp. (a) (c)	2,459

	Life Sciences Tools & Services — 1.6%
107	Agilent Technologies, Inc. (a)	5,469
62	Bruker Corp. (a)	1,259
31	Illumina, Inc. (a)	2,321

		9,049

	Pharmaceuticals — 0.9%
100	Valeant Pharmaceuticals International, Inc., (Canada) (c)	5,201

	Total Health Care	63,740

	Industrials — 13.0%
	Aerospace & Defense — 1.6%
33	Alliant Techsystems, Inc.	2,318
40	Goodrich Corp.	3,801
22	L-3 Communications Holdings, Inc.	1,941
10	TransDigm Group, Inc. (a)	876

		8,936

	Airlines — 0.4%
249	Delta Air Lines, Inc. (a)	2,279

	Commercial Services & Supplies — 1.6%
194	Republic Services, Inc.	5,982
36	Stericycle, Inc. (a)	3,249

		9,231

	Electrical Equipment — 2.7%
67	AMETEK, Inc.	3,004
45	Cooper Industries plc	2,667
52	Hubbell, Inc., Class B	3,397
40	Regal-Beloit Corp.	2,664
42	Roper Industries, Inc.	3,510

		15,242

	Industrial Conglomerates — 1.2%
141	Carlisle Cos., Inc.	6,945

	Machinery — 2.9%
50	AGCO Corp. (a)	2,448
42	Cummins, Inc.	4,338
33	Parker Hannifin Corp.	2,926
52	Snap-On, Inc.	3,243

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
53	Wabtec Corp.	3,494

		16,449

	Professional Services — 0.5%
33	IHS, Inc., Class A (a)	2,786

	Road & Rail — 0.8%
116	Avis Budget Group, Inc. (a)	1,975
62	J.B. Hunt Transport Services, Inc.	2,901

		4,876

	Trading Companies & Distributors — 1.3%
80	Air Lease Corp. (a) (c)	1,948
35	W.W. Grainger, Inc. (c)	5,393

		7,341

	Total Industrials	74,085

	Information Technology — 15.2%
	Communications Equipment — 2.0%
66	Aruba Networks, Inc. (a)	1,953
24	F5 Networks, Inc. (a)	2,602
133	JDS Uniphase Corp. (a)	2,221
48	Polycom, Inc. (a)	3,073
40	Riverbed Technology, Inc. (a)	1,580

		11,429

	Computers & Peripherals — 0.5%
54	NetApp, Inc. (a)	2,866

	Electronic Equipment, Instruments & Components — 2.9%
97	Amphenol Corp., Class A	5,223
53	Arrow Electronics, Inc. (a)	2,183
244	TE Connectivity Ltd., (Switzerland)	8,973

		16,379

	Internet Software & Services — 0.7%
28	Equinix, Inc. (a)	2,788
13	LinkedIn Corp., Class A (a) (c)	1,144

		3,932

	IT Services — 2.2%
40	Alliance Data Systems Corp. (a) (c)	3,735
114	CGI Group, Inc., (Canada), Class A (a)	2,815
49	FleetCor Technologies, Inc. (a)	1,444
94	Jack Henry & Associates, Inc.	2,821
46	VeriFone Systems, Inc. (a)	2,022

		12,837

	Office Electronics — 0.4%
59	Zebra Technologies Corp., Class A (a)	2,471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 2.4%
52	Analog Devices, Inc.	2,047
70	Avago Technologies Ltd., (Singapore)	2,671
132	Freescale Semiconductor Holdings I Ltd. (a)	2,424
78	Microchip Technology, Inc. (c)	2,961
99	Xilinx, Inc.	3,607

		13,710

	Software — 4.1%
83	Adobe Systems, Inc. (a)	2,601
68	Autodesk, Inc. (a)	2,625
41	Citrix Systems, Inc. (a)	3,264
34	Concur Technologies, Inc. (a)	1,713
58	MICROS Systems, Inc. (a)	2,883
102	Nuance Communications, Inc. (a)	2,186
58	Red Hat, Inc. (a)	2,671
19	Salesforce.com, Inc. (a)	2,875
101	Synopsys, Inc. (a)	2,607

		23,425

	Total Information Technology	87,049

	Materials — 5.4%
	Chemicals — 3.3%
34	Airgas, Inc.	2,374
42	Albemarle Corp.	2,881
40	FMC Corp.	3,441
87	Sherwin-Williams Co. (The)	7,280
43	Sigma-Aldrich Corp.	3,185

		19,161

	Containers & Packaging — 2.1%
115	Ball Corp.	4,415
43	Greif, Inc., Class A	2,809
35	Rock-Tenn Co., Class A	2,322
56	Silgan Holdings, Inc.	2,293

		11,839

	Total Materials	31,000

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.6%
78	CenturyLink, Inc.	3,153

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.3%
65	Telephone & Data Systems, Inc.	1,748

	Total Telecommunication Services	4,901

	Utilities — 5.0%
	Electric Utilities — 1.1%
41	Northeast Utilities	1,439
99	NV Energy, Inc.	1,524
130	Westar Energy, Inc.	3,485

		6,448

	Gas Utilities — 0.9%
65	Oneok, Inc.	4,840

	Multi-Utilities — 3.0%
235	CMS Energy Corp.	4,629
63	NSTAR	2,897
45	Sempra Energy	2,369
112	Wisconsin Energy Corp.	3,505
161	Xcel Energy, Inc.	3,912

		17,312

	Total Utilities	28,600

	Total Common Stocks (Cost $424,602)	552,112

Short-Term Investment — 3.2%
	Investment Company — 3.2%
18,277	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $18,277)	18,277

Investment of Cash Collateral for Securities on Loan — 3.1%
	Investment Company — 3.1%
17,693	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $17,693)	17,693

	Total Investments — 102.8% (Cost $460,572)	588,082
	Liabilities in Excess of Other Assets — (2.8)%	(15,863)

	NET ASSETS — 100.0%	$572,219

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.3%
	Consumer Discretionary — 18.4%
	Auto Components — 1.3%
290	BorgWarner, Inc. (a)	23,397

	Automobiles — 1.7%
569	Harley-Davidson, Inc.	23,320
256	Tesla Motors, Inc. (a) (c)	7,460

		30,780

	Diversified Consumer Services — 1.2%
180	DeVry, Inc.	10,638
238	Sotheby’s	10,366

		21,004

	Hotels, Restaurants & Leisure — 4.1%
340	Cheesecake Factory, Inc. (The) (a)	10,650
268	Gaylord Entertainment Co. (a)	8,049
735	International Game Technology	12,928
678	Marriott International, Inc., Class A	24,077
445	Royal Caribbean Cruises Ltd. (a)	16,746

		72,450

	Household Durables — 0.9%
338	Harman International Industries, Inc.	15,398

	Internet & Catalog Retail — 1.0%
70	NetFlix, Inc. (a)	18,283

	Media — 3.0%
449	Lamar Advertising Co., Class A (a)	12,286
490	Scripps Networks Interactive, Inc., Class A	23,956
8,075	Sirius XM Radio, Inc. (a)	17,684

		53,926

	Specialty Retail — 0.9%
396	Dick’s Sporting Goods, Inc. (a)	15,215

	Textiles, Apparel & Luxury Goods — 4.3%
618	Coach, Inc.	39,521
142	Deckers Outdoor Corp. (a)	12,516
122	Fossil, Inc. (a)	14,385
87	Lululemon Athletica, Inc., (Canada) (a) (c)	9,751

		76,173

	Total Consumer Discretionary	326,626

	Energy — 8.0%
	Energy Equipment & Services — 2.4%
578	Cameron International Corp. (a)	29,071
86	CARBO Ceramics, Inc.	14,046

		43,117

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 5.6%
405	Concho Resources, Inc. (a)	37,190
436	Forest Oil Corp. (a)	11,634
258	Newfield Exploration Co. (a)	17,556
283	Peabody Energy Corp.	16,695
300	Range Resources Corp.	16,661

		99,736

	Total Energy	142,853

	Financials — 8.2%
	Capital Markets — 3.5%
463	Lazard Ltd., (Bermuda), Class A	17,188
743	Och-Ziff Capital Management Group LLC, Class A	10,312
349	T. Rowe Price Group, Inc.	21,056
693	TD AMERITRADE Holding Corp.	13,519

		62,075

	Commercial Banks — 1.5%
271	BOK Financial Corp.	14,815
335	Comerica, Inc.	11,564

		26,379

	Diversified Financial Services — 1.3%
590	Moody’s Corp.	22,642

	Insurance — 1.0%
338	AON Corp.	17,319

	Real Estate Investment Trusts (REITs) — 0.9%
267	Camden Property Trust	16,980

	Total Financials	145,395

	Health Care — 15.5%
	Biotechnology — 1.4%
367	Alexion Pharmaceuticals, Inc. (a)	17,265
205	Dendreon Corp. (a)	8,085

		25,350

	Health Care Equipment & Supplies — 2.0%
339	Sirona Dental Systems, Inc. (a)	17,996
551	Thoratec Corp. (a)	18,067

		36,063

	Health Care Providers & Services — 6.5%
720	Brookdale Senior Living, Inc. (a)	17,470
697	Coventry Health Care, Inc. (a)	25,419
278	DaVita, Inc. (a)	24,056
328	Humana, Inc.	26,411
723	Lincare Holdings, Inc.	21,171

		114,527

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — 0.8%
239	Cerner Corp. (a)	14,623

	Life Sciences Tools & Services — 3.0%
625	Agilent Technologies, Inc. (a)	31,954
386	Bruker Corp. (a)	7,855
183	Illumina, Inc. (a)	13,745

		53,554

	Pharmaceuticals — 1.8%
595	Valeant Pharmaceuticals International, Inc., (Canada) (c)	30,931

	Total Health Care	275,048

	Industrials — 16.2%
	Aerospace & Defense — 1.6%
237	Goodrich Corp.	22,586
61	TransDigm Group, Inc. (a)	5,599

		28,185

	Airlines — 0.8%
1,473	Delta Air Lines, Inc. (a)	13,511

	Commercial Services & Supplies — 1.1%
217	Stericycle, Inc. (a)	19,310

	Electrical Equipment — 2.0%
310	Hubbell, Inc., Class B	20,160
180	Roper Industries, Inc.	14,981

		35,141

	Industrial Conglomerates — 1.4%
514	Carlisle Cos., Inc.	25,324

	Machinery — 4.4%
294	AGCO Corp. (a)	14,512
247	Cummins, Inc.	25,578
194	Parker Hannifin Corp.	17,383
314	Wabtec Corp.	20,644

		78,117

	Professional Services — 0.9%
198	IHS, Inc., Class A (a)	16,517

	Road & Rail — 1.6%
685	Avis Budget Group, Inc. (a)	11,710
366	J.B. Hunt Transport Services, Inc.	17,216

		28,926

	Trading Companies & Distributors — 2.4%
476	Air Lease Corp. (a) (c)	11,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
205	W.W. Grainger, Inc.	31,544

		43,099

	Total Industrials	288,130

	Information Technology — 23.5%
	Communications Equipment — 3.8%
387	Aruba Networks, Inc. (a)	11,442
140	F5 Networks, Inc. (a)	15,413
791	JDS Uniphase Corp. (a)	13,175
284	Polycom, Inc. (a)	18,235
236	Riverbed Technology, Inc. (a)	9,347

		67,612

	Computers & Peripherals — 1.0%
319	NetApp, Inc. (a)	16,810

	Electronic Equipment, Instruments & Components — 2.4%
299	Amphenol Corp., Class A	16,141
739	TE Connectivity Ltd., (Switzerland)	27,162

		43,303

	Internet Software & Services — 1.3%
164	Equinix, Inc. (a)	16,568
77	LinkedIn Corp., Class A (a) (c)	6,946

		23,514

	IT Services — 3.4%
236	Alliance Data Systems Corp. (a) (c)	22,182
678	CGI Group, Inc., (Canada), Class A (a)	16,701
288	FleetCor Technologies, Inc. (a)	8,539
270	VeriFone Systems, Inc. (a)	11,983

		59,405

	Office Electronics — 0.8%
348	Zebra Technologies Corp., Class A (a)	14,663

	Semiconductors & Semiconductor Equipment — 3.9%
416	Avago Technologies Ltd., (Singapore)	15,797
784	Freescale Semiconductor Holdings I Ltd. (a) (c)	14,408
464	Microchip Technology, Inc. (c)	17,583
588	Xilinx, Inc.	21,426

		69,214

	Software — 6.9%
483	Adobe Systems, Inc. (a)	15,187
397	Autodesk, Inc. (a)	15,332
242	Citrix Systems, Inc. (a)	19,352
202	Concur Technologies, Inc. (a)	10,134
345	MICROS Systems, Inc. (a)	17,125

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
604	Nuance Communications, Inc. (a)	12,957
345	Red Hat, Inc. (a)	15,850
114	Salesforce.com, Inc. (a)	16,909

		122,846

	Total Information Technology	417,367

	Materials — 3.5%
	Chemicals — 2.5%
238	FMC Corp.	20,456
287	Sherwin-Williams Co. (The)	24,062

		44,518

	Containers & Packaging — 1.0%
256	Greif, Inc., Class A	16,674

	Total Materials	61,192

SHARES	SECURITY DESCRIPTION	VALUE($)
	Total Common Stocks (Cost $1,228,055)	1,656,611

Short-Term Investment — 2.0%
	Investment Company — 2.0%
36,757	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $36,757)	36,757

Investment of Cash Collateral for Securities on Loan — 4.0%
	Investment Company — 4.0%
70,726	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $70,726)	70,726
	Total Investments — 99.3% (Cost $1,335,538)	1,764,094

	Other Assets in Excess of Liabilities — 0.7%	11,659

	NET ASSETS — 100.0%	$1,775,753

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
536	S&P Mid Cap 400	09/16/11	$52,340	$173

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 19.6%
	Distributors — 1.0%
1,243	Genuine Parts Co.	67,640

	Hotels, Restaurants & Leisure — 3.1%
1,436	Darden Restaurants, Inc.	71,453
1,340	Marriott International, Inc., Class A	47,550
1,205	Royal Caribbean Cruises Ltd. (a)	45,373
832	Yum! Brands, Inc.	45,952

		210,328

	Household Durables — 2.7%
1,827	Fortune Brands, Inc.	116,476
1,245	Jarden Corp.	42,963
381	Mohawk Industries, Inc. (a)	22,846

		182,285

	Internet & Catalog Retail — 0.8%
1,824	Expedia, Inc.	52,891

	Media — 4.9%
2,123	Cablevision Systems Corp., Class A	76,858
2,676	CBS Corp., Class B	76,227
2,170	Clear Channel Outdoor Holdings, Inc., Class A (a)	27,562
1,637	DISH Network Corp., Class A (a)	50,203
3,624	Gannett Co., Inc.	51,897
684	Omnicom Group, Inc.	32,947
39	Washington Post Co. (The), Class B (c)	16,264

		331,958

	Multiline Retail — 0.7%
995	Kohl’s Corp.	49,747

	Specialty Retail — 5.7%
221	AutoZone, Inc. (a)	65,097
1,887	Bed Bath & Beyond, Inc. (a)	110,136
3,798	Gap, Inc. (The)	68,746
709	Tiffany & Co.	55,646
1,608	TJX Cos., Inc.	84,476

		384,101

	Textiles, Apparel & Luxury Goods — 0.7%
716	Phillips-Van Heusen Corp.	46,850

	Total Consumer Discretionary	1,325,800

	Consumer Staples — 6.0%
	Beverages — 1.2%
578	Brown-Forman Corp., Class B	43,170
987	Dr. Pepper Snapple Group, Inc.	41,381

		84,551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.0%
2,935	Safeway, Inc.	68,600

	Food Products — 3.0%
553	Hershey Co. (The)	31,464
1,172	JM Smucker Co. (The)	89,603
909	Ralcorp Holdings, Inc. (a)	78,726

		199,793

	Household Products — 0.8%
721	Energizer Holdings, Inc. (a)	52,155

	Total Consumer Staples	405,099

	Energy — 7.8%
	Oil, Gas & Consumable Fuels — 7.8%
1,119	CVR Energy, Inc. (a)	27,551
1,279	Devon Energy Corp.	100,761
2,318	Energen Corp.	130,950
924	EQT Corp.	48,521
403	Kinder Morgan Management LLC (a)	26,460
967	Newfield Exploration Co. (a)	65,784
1,193	Teekay Corp., (Canada)	36,825
3,092	Williams Cos., Inc. (The)	93,527

	Total Energy	530,379

	Financials — 23.3%
	Capital Markets — 3.5%
1,527	Ameriprise Financial, Inc.	88,095
2,555	Invesco Ltd.	59,790
659	Northern Trust Corp.	30,306
1,005	T. Rowe Price Group, Inc.	60,622

		238,813

	Commercial Banks — 5.8%
618	BancorpSouth, Inc. (c)	7,666
972	BB&T Corp.	26,094
996	City National Corp.	54,038
761	Cullen/Frost Bankers, Inc.	43,274
4,933	Fifth Third Bancorp	62,892
2,897	Huntington Bancshares, Inc.	19,002
1,001	M&T Bank Corp.	88,051
1,981	SunTrust Banks, Inc.	51,119
1,551	Zions Bancorp	37,247

		389,383

	Insurance — 9.6%
1,127	AON Corp.	57,795
1,006	Arch Capital Group Ltd., (Bermuda) (a)	32,121
1,184	Cincinnati Financial Corp. (c)	34,551
3,002	Loews Corp.	126,367

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
4,776	Old Republic International Corp.	56,113
2,143	OneBeacon Insurance Group Ltd., Class A	28,699
1,330	Principal Financial Group, Inc.	40,455
460	Torchmark Corp.	29,485
1,928	Transatlantic Holdings, Inc.	94,491
2,720	W.R. Berkley Corp.	88,227
2,926	XL Group plc, (Ireland)	64,310

		652,614

	Real Estate Investment Trusts (REITs) — 2.6%
1,208	HCP, Inc.	44,314
710	Kimco Realty Corp.	13,237
1,320	Regency Centers Corp.	58,027
649	Vornado Realty Trust	60,506

		176,084

	Real Estate Management & Development — 0.7%
2,470	Brookfield Office Properties, Inc.	47,618

	Thrifts & Mortgage Finance — 1.1%
1,766	Capitol Federal Financial, Inc.	20,762
4,199	People’s United Financial, Inc.	56,440

		77,202

	Total Financials	1,581,714

	Health Care — 6.2%
	Health Care Equipment & Supplies — 1.1%
847	Becton, Dickinson & Co.	72,952

	Health Care Providers & Services — 5.1%
1,424	AmerisourceBergen Corp.	58,937
1,489	Coventry Health Care, Inc. (a)	54,286
1,120	HCA Holdings, Inc. (a)	36,973
869	Humana, Inc.	69,989
3,339	Lincare Holdings, Inc.	97,731
1,215	VCA Antech, Inc. (a)	25,764

		343,680

	Total Health Care	416,632

	Industrials — 9.0%
	Aerospace & Defense — 1.5%
777	Alliant Techsystems, Inc.	55,419
531	L-3 Communications Holdings, Inc.	46,455

		101,874

	Commercial Services & Supplies — 2.1%
4,657	Republic Services, Inc.	143,682

	Electrical Equipment — 3.3%
1,609	AMETEK, Inc.	72,241

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
1,074	Cooper Industries plc	64,084
962	Regal-Beloit Corp.	64,250
284	Roper Industries, Inc.	23,651

		224,226

	Industrial Conglomerates — 1.0%
1,304	Carlisle Cos., Inc.	64,188

	Machinery — 1.1%
1,243	Snap-On, Inc.	77,682

	Total Industrials	611,652

	Information Technology — 5.9%
	Electronic Equipment, Instruments & Components — 3.3%
1,110	Amphenol Corp., Class A	59,945
1,282	Arrow Electronics, Inc. (a)	53,210
2,875	TE Connectivity Ltd., (Switzerland)	105,689

		218,844

	IT Services — 1.0%
2,252	Jack Henry & Associates, Inc.	67,576

	Semiconductors & Semiconductor Equipment — 0.7%
1,259	Analog Devices, Inc.	49,276

	Software — 0.9%
2,427	Synopsys, Inc. (a)	62,406

	Total Information Technology	398,102

	Materials — 7.3%
	Chemicals — 4.1%
811	Airgas, Inc.	56,828
998	Albemarle Corp.	69,083
917	Sherwin-Williams Co. (The)	76,889
1,039	Sigma-Aldrich Corp.	76,271

		279,071

	Containers & Packaging — 3.2%
2,754	Ball Corp.	105,936
838	Rock-Tenn Co., Class A	55,567
1,348	Silgan Holdings, Inc.	55,219

		216,722

	Total Materials	495,793

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.1%
1,869	CenturyLink, Inc.	75,551

	Wireless Telecommunication Services — 0.8%
1,996	Telephone & Data Systems, Inc.	53,746

	Total Telecommunication Services	129,297

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 10.1%
	Electric Utilities — 2.3%
976	Northeast Utilities	34,312
2,388	NV Energy, Inc.	36,663
3,104	Westar Energy, Inc.	83,531

		154,506

	Gas Utilities — 1.7%
1,568	Oneok, Inc.	116,068

	Multi-Utilities — 6.1%
5,643	CMS Energy Corp.	111,101
1,508	NSTAR	69,338
1,077	Sempra Energy	56,945
2,680	Wisconsin Energy Corp.	84,018
3,862	Xcel Energy, Inc.	93,839

		415,241

	Total Utilities	685,815

	Total Common Stocks (Cost $5,013,019)	6,580,283

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.7%
	Investment Company — 2.7%
183,564	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $183,564)	183,564

Investment of Cash Collateral for Securities on Loan — 0.6%
	Investment Company — 0.6%
36,367	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $36,367)	36,367

	Total Investments — 100.4% (Cost $5,232,950)	6,800,214
	Liabilities in Excess of Other Assets — (0.4)%	(24,380)

	NET ASSETS — 100.0%	$6,775,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 104.0% (j)
	Common Stocks — 97.4%
	Consumer Discretionary — 18.7%
	Auto Components — 1.9%
27	Autoliv, Inc., (Sweden)	2,144
14	BorgWarner, Inc. (a)	1,139
80	Cooper Tire & Rubber Co.	1,592
78	Goodyear Tire & Rubber Co. (The) (a)	1,305
38	Tenneco, Inc. (a)	1,680
43	TRW Automotive Holdings Corp. (a)	2,545

		10,405

	Automobiles — 0.6%
128	Ford Motor Co. (a)	1,765
38	Harley-Davidson, Inc.	1,577

		3,342

	Diversified Consumer Services — 2.2%
52	Apollo Group, Inc., Class A (a)	2,263
69	Career Education Corp. (a)	1,463
43	Coinstar, Inc. (a)	2,352
25	ITT Educational Services, Inc. (a)	1,979
32	Regis Corp.	491
100	Service Corp. International	1,167
7	Strayer Education, Inc.	836
17	Weight Watchers International, Inc.	1,295

		11,846

	Hotels, Restaurants & Leisure — 2.4%
96	Brinker International, Inc.	2,342
33	Cracker Barrel Old Country Store, Inc.	1,619
30	Las Vegas Sands Corp. (a)	1,247
24	MGM Resorts International (a)	314
44	Penn National Gaming, Inc. (a)	1,774
26	PF Chang’s China Bistro, Inc.	1,026
32	Vail Resorts, Inc.	1,492
37	Wyndham Worldwide Corp.	1,254
15	Wynn Resorts Ltd.	2,115

		13,183

	Household Durables — 1.5%
61	Garmin Ltd., (Switzerland)	2,007
7	Harman International Industries, Inc.	305
46	Jarden Corp.	1,571
31	Tempur-Pedic International, Inc. (a)	2,088
26	Whirlpool Corp.	2,144

		8,115

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.9%
2	Amazon.com, Inc. (a)	343
75	Expedia, Inc.	2,176
3	NetFlix, Inc. (a)	747
27	Shutterfly, Inc. (a)	1,572

		4,838

	Leisure Equipment & Products — 0.6%
54	Brunswick Corp.	1,092
4	Mattel, Inc.	106
17	Polaris Industries, Inc.	1,930

		3,128

	Media — 2.3%
57	CBS Corp., Class B	1,630
60	DISH Network Corp., Class A (a)	1,833
58	Gannett Co., Inc.	837
24	John Wiley & Sons, Inc., Class A	1,253
40	Liberty Global, Inc., Class A (a)	1,820
24	Liberty Media Corp. - Starz, Class A (a)	1,780
8	McGraw-Hill Cos., Inc. (The)	344
19	Time Warner Cable, Inc.	1,497
49	Virgin Media, Inc.	1,463

		12,457

	Multiline Retail — 0.6%
21	Dollar Tree, Inc. (a)	1,384
72	Macy’s, Inc.	2,096

		3,480

	Specialty Retail — 4.0%
20	Abercrombie & Fitch Co., Class A	1,364
20	Aeropostale, Inc. (a)	356
82	American Eagle Outfitters, Inc.	1,042
35	ANN, Inc. (a)	915
55	Ascena Retail Group, Inc. (a)	1,863
6	AutoZone, Inc. (a)	1,894
14	Bed Bath & Beyond, Inc. (a)	833
36	Buckle, Inc. (The)	1,535
61	Foot Locker, Inc.	1,457
72	GameStop Corp., Class A (a)	1,913
54	Limited Brands, Inc.	2,079
31	Men’s Wearhouse, Inc. (The)	1,044
40	Penske Automotive Group, Inc.	916
171	Pier 1 Imports, Inc. (a)	1,973
83	RadioShack Corp.	1,100
40	Sally Beauty Holdings, Inc. (a)	683
29	Williams-Sonoma, Inc.	1,052

		22,019

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Textiles, Apparel & Luxury Goods — 1.7%
48	CROCS, Inc. (a)	1,243
15	Deckers Outdoor Corp. (a)	1,332
20	Fossil, Inc. (a)	2,325
84	Iconix Brand Group, Inc. (a)	2,022
13	V.F. Corp.	1,397
14	Warnaco Group, Inc. (The) (a)	743

		9,062

	Total Consumer Discretionary	101,875

	Consumer Staples — 5.1%
	Beverages — 1.1%
55	Coca-Cola Enterprises, Inc.	1,592
85	Constellation Brands, Inc., Class A (a)	1,773
50	Dr. Pepper Snapple Group, Inc.	2,097
2	PepsiCo, Inc.	164

		5,626

	Food & Staples Retailing — 0.7%
17	Casey’s General Stores, Inc.	732
33	Kroger Co. (The)	817
65	Safeway, Inc.	1,520
94	SUPERVALU, Inc.	885

		3,954

	Food Products — 1.8%
29	ConAgra Foods, Inc.	750
27	Corn Products International, Inc.	1,485
103	Dean Foods Co. (a)	1,260
35	Fresh Del Monte Produce, Inc.	936
38	Hormel Foods Corp.	1,125
91	Smithfield Foods, Inc. (a)	1,979
120	Tyson Foods, Inc., Class A	2,337

		9,872

	Personal Products — 0.6%
36	Herbalife Ltd., (Cayman Islands)	2,095
32	Nu Skin Enterprises, Inc., Class A	1,195

		3,290

	Tobacco — 0.9%
23	Lorillard, Inc.	2,543
18	Philip Morris International, Inc.	1,191
8	Reynolds American, Inc.	292
28	Universal Corp.	1,051

		5,077

	Total Consumer Staples	27,819

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.7%
	Energy Equipment & Services — 3.0%
71	Complete Production Services, Inc. (a)	2,374
29	Diamond Offshore Drilling, Inc.	2,039
130	Helix Energy Solutions Group, Inc. (a)	2,148
37	Key Energy Services, Inc. (a)	666
102	McDermott International, Inc. (a)	2,019
17	Nabors Industries Ltd., (Bermuda) (a)	426
55	Patterson-UTI Energy, Inc.	1,745
96	RPC, Inc.	2,361
25	Superior Energy Services, Inc. (a)	925
18	Transocean Ltd., (Switzerland)	1,151
6	Unit Corp. (a)	373

		16,227

	Oil, Gas & Consumable Fuels — 4.7%
25	Alpha Natural Resources, Inc. (a)	1,121
40	Arch Coal, Inc.	1,071
20	Chevron Corp.	2,099
24	Concho Resources, Inc. (a)	2,207
98	Denbury Resources, Inc. (a)	1,954
4	Devon Energy Corp.	303
61	Gulfport Energy Corp. (a)	1,798
8	Marathon Oil Corp.	417
28	Newfield Exploration Co. (a)	1,896
14	Occidental Petroleum Corp.	1,451
26	Peabody Energy Corp.	1,506
20	Rosetta Resources, Inc. (a)	1,041
69	Stone Energy Corp. (a)	2,109
55	Swift Energy Co. (a)	2,042
70	Valero Energy Corp.	1,796
75	W&T Offshore, Inc.	1,953
40	Williams Cos., Inc. (The)	1,199

		25,963

	Total Energy	42,190

	Financials — 11.4%
	Capital Markets — 1.6%
5	Affiliated Managers Group, Inc. (a)	464
31	Ameriprise Financial, Inc.	1,811
113	Ares Capital Corp.	1,810
56	Bank of New York Mellon Corp. (The)	1,426
122	Knight Capital Group, Inc., Class A (a)	1,347
34	State Street Corp.	1,551

		8,409

	Commercial Banks — 1.7%
13	Bank of Hawaii Corp.	624
36	FirstMerit Corp.	602

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Banks — Continued
126	KeyCorp	1,053
25	PNC Financial Services Group, Inc.	1,508
8	Popular, Inc. (a)	21
7	Prosperity Bancshares, Inc.	301
27	Signature Bank (a)	1,539
37	TCF Financial Corp.	515
62	U.S. Bancorp	1,572
61	Wells Fargo & Co.	1,722

		9,457

	Consumer Finance — 1.3%
29	Capital One Financial Corp.	1,506
66	Discover Financial Services	1,765
45	Ezcorp, Inc., Class A (a)	1,584
134	SLM Corp.	2,253

		7,108

	Diversified Financial Services — 0.8%
80	Bank of America Corp.	880
48	Citigroup, Inc.	2,015
53	NASDAQ OMX Group, Inc. (The) (a)	1,352

		4,247

	Insurance — 5.3%
31	ACE Ltd., (Switzerland)	2,027
37	Aflac, Inc.	1,722
34	Allied World Assurance Co. Holdings Ltd., (Switzerland)	1,948
45	American Financial Group, Inc.	1,617
56	Assurant, Inc.	2,049
126	Assured Guaranty Ltd., (Bermuda)	2,048
6	Chubb Corp.	379
28	CNA Financial Corp.	814
185	CNO Financial Group, Inc. (a)	1,463
51	Delphi Financial Group, Inc., Class A	1,497
21	Everest Re Group Ltd., (Bermuda)	1,729
72	Hartford Financial Services Group, Inc.	1,886
62	Lincoln National Corp.	1,760
149	MBIA, Inc. (a)	1,296
19	MetLife, Inc.	820
49	Montpelier Re Holdings Ltd., (Bermuda)	890
8	Principal Financial Group, Inc.	250
61	Protective Life Corp.	1,404
23	Prudential Financial, Inc.	1,434
24	Reinsurance Group of America, Inc.	1,445
8	RenaissanceRe Holdings Ltd., (Bermuda)	568

		29,046

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 0.7%
4	AvalonBay Communities, Inc.	532
7	Camden Property Trust	468
26	CBL & Associates Properties, Inc.	473
34	Douglas Emmett, Inc. (m)	681
11	Mid-America Apartment Communities, Inc.	732
3	Simon Property Group, Inc.	324
6	UDR, Inc.	158
7	Vornado Realty Trust	668

		4,036

	Total Financials	62,303

	Health Care — 10.0%
	Biotechnology — 1.2%
66	Amylin Pharmaceuticals, Inc. (a)	876
18	Biogen Idec, Inc. (a)	1,881
11	Human Genome Sciences, Inc. (a)	265
58	Incyte Corp., Ltd. (a)	1,096
16	Onyx Pharmaceuticals, Inc. (a)	573
32	United Therapeutics Corp. (a)	1,767

		6,458

	Health Care Equipment & Supplies — 0.6%
19	CareFusion Corp. (a)	508
20	Cooper Cos., Inc. (The)	1,565
53	Hologic, Inc. (a)	1,064

		3,137

	Health Care Providers & Services — 3.5%
35	AMERIGROUP Corp. (a)	2,437
8	AmerisourceBergen Corp.	317
7	Cardinal Health, Inc.	318
46	CIGNA Corp.	2,349
45	Community Health Systems, Inc. (a)	1,165
42	Coventry Health Care, Inc. (a)	1,542
38	Health Net, Inc. (a)	1,207
51	Healthspring, Inc. (a)	2,357
25	Humana, Inc.	2,053
13	LifePoint Hospitals, Inc. (a)	503
56	Molina Healthcare, Inc. (a)	1,518
28	UnitedHealth Group, Inc.	1,427
30	WellCare Health Plans, Inc. (a)	1,554
6	WellPoint, Inc.	479

		19,226

	Health Care Technology — 0.3%
31	SXC Health Solutions Corp. (a)	1,824

	Life Sciences Tools & Services — 0.3%
24	Bruker Corp. (a)	487

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Life Sciences Tools & Services — Continued
14	Illumina, Inc. (a)	1,026

		1,513

	Pharmaceuticals — 4.1%
38	Abbott Laboratories	2,012
60	Bristol-Myers Squibb Co.	1,734
56	Eli Lilly & Co.	2,107
46	Endo Pharmaceuticals Holdings, Inc. (a)	1,836
63	Forest Laboratories, Inc. (a)	2,459
11	Impax Laboratories, Inc. (a)	246
27	Jazz Pharmaceuticals, Inc. (a)	884
41	Medicis Pharmaceutical Corp., Class A	1,563
42	Merck & Co., Inc.	1,497
92	Pfizer, Inc.	1,888
49	Salix Pharmaceuticals Ltd. (a)	1,949
73	ViroPharma, Inc. (a)	1,346
75	Warner Chilcott plc, (Ireland), Class A	1,808
14	Watson Pharmaceuticals, Inc. (a)	979

		22,308

	Total Health Care	54,466

	Industrials — 12.7%
	Aerospace & Defense — 2.3%
9	Alliant Techsystems, Inc.	618
5	Esterline Technologies Corp. (a)	356
24	General Dynamics Corp.	1,808
24	L-3 Communications Holdings, Inc.	2,125
24	Lockheed Martin Corp.	1,908
32	Northrop Grumman Corp.	2,253
31	Raytheon Co.	1,540
79	Textron, Inc.	1,873
3	Triumph Group, Inc.	252

		12,733

	Air Freight & Logistics — 0.5%
36	Atlas Air Worldwide Holdings, Inc. (a)	2,166
4	United Parcel Service, Inc., Class B	316

		2,482

	Airlines — 0.4%
6	Alaska Air Group, Inc. (a)	422
57	Southwest Airlines Co.	652
123	U.S. Airways Group, Inc. (a)	1,099

		2,173

	Commercial Services & Supplies — 0.4%
20	Brink’s Co. (The)	586
42	Deluxe Corp.	1,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
27	R.R. Donnelley & Sons Co.	529

		2,146

	Construction & Engineering — 1.3%
11	EMCOR Group, Inc. (a)	324
17	Fluor Corp.	1,110
52	KBR, Inc.	1,948
89	MasTec, Inc. (a)	1,754
45	URS Corp. (a)	2,012

		7,148

	Electrical Equipment — 1.2%
16	AMETEK, Inc.	710
15	Belden, Inc.	521
29	General Cable Corp. (a)	1,243
31	Polypore International, Inc. (a)	2,110
35	Thomas & Betts Corp. (a)	1,888

		6,472

	Industrial Conglomerates — 0.4%
118	General Electric Co.	2,220

	Machinery — 3.9%
42	Actuant Corp., Class A	1,130
22	AGCO Corp. (a)	1,092
19	Caterpillar, Inc.	2,056
31	CNH Global N.V., (Netherlands) (a)	1,214
14	Cummins, Inc.	1,462
20	Dover Corp.	1,358
21	Joy Global, Inc.	2,003
27	Kennametal, Inc.	1,120
79	Meritor, Inc. (a)	1,271
11	Middleby Corp. (a)	1,036
34	Navistar International Corp. (a)	1,930
24	Parker Hannifin Corp.	2,168
29	Stanley Black & Decker, Inc.	2,064
24	Timken Co.	1,207
2	Toro Co. (The)	92

		21,203

	Marine — 0.4%
24	Alexander & Baldwin, Inc.	1,160
19	Kirby Corp. (a)	1,083

		2,243

	Road & Rail — 1.2%
39	Con-way, Inc.	1,522
56	CSX Corp.	1,465
17	Hertz Global Holdings, Inc. (a)	263

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Road & Rail — Continued
21	Norfolk Southern Corp.	1,541
39	Old Dominion Freight Line, Inc. (a)	1,467
5	Union Pacific Corp.	566

		6,824

	Trading Companies & Distributors — 0.7%
94	RSC Holdings, Inc. (a)	1,118
36	TAL International Group, Inc.	1,232
62	United Rentals, Inc. (a)	1,563

		3,913

	Total Industrials	69,557

	Information Technology — 18.3%
	Communications Equipment — 2.0%
86	Arris Group, Inc. (a)	994
70	Cisco Systems, Inc.	1,095
33	Harris Corp.	1,488
42	Motorola Solutions, Inc. (a)	1,925
56	Plantronics, Inc.	2,035
52	Research In Motion Ltd., (Canada) (a)	1,489
44	Riverbed Technology, Inc. (a)	1,733

		10,759

	Computers & Peripherals — 0.9%
5	Apple, Inc. (a)	1,798
133	Dell, Inc. (a)	2,212
36	Diebold, Inc.	1,114

		5,124

	Electronic Equipment, Instruments & Components — 2.4%
36	Arrow Electronics, Inc. (a)	1,512
29	Avnet, Inc. (a)	934
15	Coherent, Inc. (a)	842
106	Corning, Inc.	1,918
24	IPG Photonics Corp. (a)	1,766
14	Itron, Inc. (a)	658
229	Power-One, Inc. (a)	1,853
14	Rofin-Sinar Technologies, Inc. (a)	493
17	SYNNEX Corp. (a)	532
26	Universal Display Corp. (a)	915
102	Vishay Intertechnology, Inc. (a)	1,533

		12,956

	Internet Software & Services — 2.1%
35	Ancestry.com, Inc. (a)	1,467
65	eBay, Inc. (a)	2,102
66	IAC/InterActiveCorp. (a)	2,523
15	Sohu.com, Inc., (China) (a)	1,069

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
12	Travelzoo, Inc. (a)	774
88	ValueClick, Inc. (a)	1,462
60	VeriSign, Inc.	2,022

		11,419

	IT Services — 3.5%
6	Accenture plc, (Ireland), Class A	353
26	Alliance Data Systems Corp. (a)	2,439
52	Amdocs Ltd., (United Kingdom) (a)	1,588
64	Broadridge Financial Solutions, Inc.	1,545
33	CACI International, Inc., Class A (a)	2,082
67	Convergys Corp. (a)	912
30	DST Systems, Inc.	1,576
46	Fidelity National Information Services, Inc.	1,427
15	Global Payments, Inc.	784
125	SAIC, Inc. (a)	2,095
45	Unisys Corp. (a)	1,159
39	VeriFone Systems, Inc. (a)	1,716
72	Western Union Co. (The)	1,451

		19,127

	Office Electronics — 0.4%
199	Xerox Corp.	2,072

	Semiconductors & Semiconductor Equipment — 4.4%
242	Amkor Technology, Inc. (a)	1,493
113	Applied Materials, Inc.	1,465
39	Fairchild Semiconductor International, Inc. (a)	659
168	GT Solar International, Inc. (a)	2,729
39	Intel Corp.	870
54	KLA-Tencor Corp.	2,190
40	Lam Research Corp. (a)	1,779
78	Marvell Technology Group Ltd., (Bermuda) (a)	1,148
70	MEMC Electronic Materials, Inc. (a)	601
156	Micron Technology, Inc. (a)	1,168
34	MKS Instruments, Inc.	893
13	National Semiconductor Corp.	308
63	Novellus Systems, Inc. (a)	2,269
59	OmniVision Technologies, Inc. (a)	2,057
100	Teradyne, Inc. (a)	1,487
41	Tessera Technologies, Inc. (a)	704
47	Veeco Instruments, Inc. (a)	2,294

		24,114

	Software — 2.6%
177	Activision Blizzard, Inc.	2,062
25	BMC Software, Inc. (a)	1,360
88	CA, Inc.	2,003

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Software — Continued
196	Cadence Design Systems, Inc. (a)	2,069
47	Fair Isaac Corp.	1,414
84	Microsoft Corp.	2,176
67	Oracle Corp.	2,194
42	Symantec Corp. (a)	819

		14,097

	Total Information Technology	99,668

	Materials — 6.5%
	Chemicals — 2.9%
30	Cabot Corp.	1,205
30	Celanese Corp., Class A	1,607
12	CF Industries Holdings, Inc.	1,715
28	Cytec Industries, Inc.	1,612
12	Eastman Chemical Co.	1,233
94	Ferro Corp. (a)	1,264
23	Kraton Performance Polymers, Inc. (a)	909
32	OM Group, Inc. (a)	1,316
36	Rockwood Holdings, Inc. (a)	1,967
86	Solutia, Inc. (a)	1,964
18	Westlake Chemical Corp.	928

		15,720

	Containers & Packaging — 1.1%
38	Ball Corp.	1,446
40	Crown Holdings, Inc. (a)	1,535
30	Rock-Tenn Co., Class A	1,964
54	Sealed Air Corp.	1,274

		6,219

	Metals & Mining — 2.1%
47	Alcoa, Inc.	744
107	Century Aluminum Co. (a)	1,672
23	Cliffs Natural Resources, Inc.	2,168
44	Freeport-McMoRan Copper & Gold, Inc.	2,310
5	Schnitzer Steel Industries, Inc., Class A	304
93	Steel Dynamics, Inc.	1,513
17	Walter Energy, Inc.	1,920
43	Worthington Industries, Inc.	991

		11,622

	Paper & Forest Products — 0.4%
23	Domtar Corp., (Canada)	2,144

	Total Materials	35,705

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.4%
360	Level 3 Communications, Inc. (a)	878

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
36	Verizon Communications, Inc.	1,339

		2,217

	Wireless Telecommunication Services — 0.5%
82	MetroPCS Communications, Inc. (a)	1,407
260	Sprint Nextel Corp. (a)	1,403

		2,810

	Total Telecommunication Services	5,027

	Utilities — 6.1%
	Electric Utilities — 2.7%
50	American Electric Power Co., Inc.	1,874
80	Duke Energy Corp.	1,516
24	Edison International	919
24	El Paso Electric Co.	767
26	Entergy Corp.	1,764
22	Exelon Corp.	948
105	Pepco Holdings, Inc.	2,068
81	PNM Resources, Inc.	1,357
85	Portland General Electric Co.	2,146
35	Unisource Energy Corp.	1,320

		14,679

	Gas Utilities — 1.2%
39	Atmos Energy Corp.	1,282
117	Questar Corp.	2,067
19	South Jersey Industries, Inc.	1,012
20	Southwest Gas Corp.	776
51	UGI Corp.	1,619

		6,756

	Independent Power Producers & Energy Traders — 0.6%
133	AES Corp. (The) (a)	1,690
63	NRG Energy, Inc. (a)	1,542

		3,232

	Multi-Utilities — 1.5%
70	Ameren Corp.	2,031
106	CMS Energy Corp.	2,084
87	MDU Resources Group, Inc.	1,963
22	NorthWestern Corp.	719
28	Sempra Energy	1,506

		8,303

	Water Utilities — 0.1%
15	American Water Works Co., Inc.	431

	Total Utilities	33,401

	Total Common Stocks (Cost $443,125)	532,011

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Short-Term Investment — 6.6%
	Investment Company — 6.6%
36,094	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $36,094)	36,094

	Total Investments — 104.0% (Cost $479,219)	568,105
	Liabilities in Excess of Other Assets — (4.0)%	(21,658)

	NET ASSETS — 100.0%	$546,447

Short Positions — 97.5%
	Common Stocks — 97.5%
	Consumer Discretionary — 13.1%
	Auto Components — 0.3%
11	Gentex Corp.	336
32	Johnson Controls, Inc.	1,327

		1,663

	Automobiles — 0.1%
27	Thor Industries, Inc.	775

	Diversified Consumer Services — 0.1%
41	H&R Block, Inc.	661

	Hotels, Restaurants & Leisure — 2.7%
24	Bally Technologies, Inc. (a)	981
36	BJ’s Restaurants, Inc. (a)	1,887
20	Carnival Corp.	746
6	Chipotle Mexican Grill, Inc. (a)	1,939
71	Gaylord Entertainment Co. (a)	2,131
38	Hyatt Hotels Corp., Class A (a)	1,571
7	Starbucks Corp.	265
34	Starwood Hotels & Resorts Worldwide, Inc.	1,925
333	Wendy’s/Arby’s Group, Inc., Class A	1,687
35	WMS Industries, Inc. (a)	1,079
6	Yum! Brands, Inc.	329

		14,540

	Household Durables — 1.3%
96	Lennar Corp., Class A	1,742
72	MDC Holdings, Inc.	1,772
266	Pulte Group, Inc. (a)	2,040
79	Toll Brothers, Inc. (a)	1,629

		7,183

	Internet & Catalog Retail — 0.1%
14	HSN, Inc. (a)	477

	Leisure Equipment & Products — 0.5%
692	Eastman Kodak Co. (a)	2,478

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 2.7%
42	Discovery Communications, Inc., Class A (a)	1,735
82	DreamWorks Animation SKG, Inc., Class A (a)	1,656
57	Lamar Advertising Co., Class A (a)	1,547
168	Live Nation Entertainment, Inc. (a)	1,924
261	New York Times Co. (The), Class A (a)	2,279
89	Regal Entertainment Group, Class A	1,095
30	Scripps Networks Interactive, Inc., Class A	1,487
56	Thomson Reuters Corp.	2,095
22	Walt Disney Co. (The)	865

		14,683

	Multiline Retail — 0.3%
37	J.C. Penney Co., Inc.	1,292
12	Kohl’s Corp.	591

		1,883

	Specialty Retail — 2.5%
81	Cabela’s, Inc. (a)	2,203
76	CarMax, Inc. (a)	2,514
115	Collective Brands, Inc. (a)	1,693
7	Home Depot, Inc.	253
579	Office Depot, Inc. (a)	2,443
13	OfficeMax, Inc. (a)	105
136	Staples, Inc.	2,141
4	Tiffany & Co.	338
6	Tractor Supply Co.	387
58	Urban Outfitters, Inc. (a)	1,632

		13,709

	Textiles, Apparel & Luxury Goods — 2.5%
60	Carter’s, Inc. (a)	1,845
26	Columbia Sportswear Co.	1,644
75	Hanesbrands, Inc. (a)	2,134
146	Jones Group, Inc. (The)	1,585
13	NIKE, Inc., Class B	1,189
27	Steven Madden Ltd. (a)	995
33	Under Armour, Inc., Class A (a)	2,518
35	Wolverine World Wide, Inc.	1,459

		13,369

	Total Consumer Discretionary	71,421

	Consumer Staples — 4.8%
	Beverages — 0.2%
5	Brown-Forman Corp., Class B	337
10	Coca-Cola Co. (The)	666

		1,003

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Food & Staples Retailing — 0.8%
36	BJ’s Wholesale Club, Inc. (a)	1,803
40	United Natural Foods, Inc. (a)	1,717
12	Whole Foods Market, Inc.	731

		4,251

	Food Products — 3.2%
23	Bunge Ltd.	1,556
29	Campbell Soup Co.	997
25	Darling International, Inc. (a)	440
14	Diamond Foods, Inc.	1,061
75	Flowers Foods, Inc.	1,652
30	Green Mountain Coffee Roasters, Inc. (a)	2,659
32	Kellogg Co.	1,774
65	Kraft Foods, Inc., Class A	2,287
31	McCormick & Co., Inc. (Non-Voting)	1,532
35	Mead Johnson Nutrition Co.	2,334
10	Sanderson Farms, Inc.	473
15	TreeHouse Foods, Inc. (a)	798

		17,563

	Household Products — 0.3%
47	Church & Dwight Co., Inc.	1,901

	Personal Products — 0.3%
16	Estee Lauder Cos., Inc. (The), Class A	1,701

	Total Consumer Staples	26,419

	Energy — 10.6%
	Energy Equipment & Services — 2.5%
17	Cameron International Corp. (a)	848
11	Dresser-Rand Group, Inc. (a)	588
23	Dril-Quip, Inc. (a)	1,551
84	Exterran Holdings, Inc. (a)	1,661
28	FMC Technologies, Inc. (a)	1,257
35	Global Industries Ltd. (a)	192
11	Lufkin Industries, Inc.	931
52	Noble Corp., (Switzerland)	2,056
23	Rowan Cos., Inc. (a)	907
16	Schlumberger Ltd.	1,351
39	Tidewater, Inc.	2,105

		13,447

	Oil, Gas & Consumable Fuels — 8.1%
75	Brigham Exploration Co. (a)	2,253
10	Cabot Oil & Gas Corp.	630
9	Carrizo Oil & Gas, Inc. (a)	374
23	Chesapeake Energy Corp.	688

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
17	Cimarex Energy Co.	1,525
87	Cobalt International Energy, Inc. (a)	1,186
75	Comstock Resources, Inc. (a)	2,151
38	Consol Energy, Inc.	1,831
105	El Paso Corp.	2,125
12	EOG Resources, Inc.	1,279
44	EQT Corp.	2,302
105	Frontline Ltd., (Bermuda)	1,551
17	Hess Corp.	1,248
332	Kodiak Oil & Gas Corp. (a)	1,918
124	McMoRan Exploration Co. (a)	2,295
59	Nordic American Tanker Shipping Ltd., (Bermuda)	1,340
48	Northern Oil & Gas, Inc. (a)	1,070
54	Overseas Shipholding Group, Inc.	1,443
65	Patriot Coal Corp. (a)	1,450
46	Petroleum Development Corp. (a)	1,372
26	QEP Resources, Inc.	1,092
88	Quicksilver Resources, Inc. (a)	1,299
6	Range Resources Corp.	329
197	SandRidge Energy, Inc. (a)	2,104
40	Southwestern Energy Co. (a)	1,722
91	Spectra Energy Corp.	2,492
39	Sunoco, Inc.	1,631
44	Teekay Corp., (Canada)	1,347
62	World Fuel Services Corp.	2,211

		44,258

	Total Energy	57,705

	Financials — 12.5%
	Capital Markets — 2.5%
100	Charles Schwab Corp. (The)	1,646
149	E*Trade Financial Corp. (a)	2,050
26	Greenhill & Co., Inc.	1,405
66	Legg Mason, Inc.	2,176
269	MF Global Holdings Ltd. (a)	2,085
21	Morgan Stanley	484
75	SEI Investments Co.	1,685
14	T. Rowe Price Group, Inc.	852
50	TD AMERITRADE Holding Corp.	977

		13,360

	Commercial Banks — 4.5%
69	Associated Banc-Corp.	958
130	BancorpSouth, Inc.	1,612
348	CapitalSource, Inc.	2,246
44	CIT Group, Inc. (a)	1,927

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Banks — Continued
46	Comerica, Inc.	1,586
97	Fifth Third Bancorp	1,239
186	First Horizon National Corp.	1,773
43	Hancock Holding Co.	1,334
30	Iberiabank Corp.	1,729
262	Regions Financial Corp.	1,623
81	SunTrust Banks, Inc.	2,080
958	Synovus Financial Corp.	1,994
145	Umpqua Holdings Corp.	1,673
21	Wintrust Financial Corp.	662
88	Zions Bancorp	2,123

		24,559

	Diversified Financial Services — 0.8%
6	CME Group, Inc.	1,692
11	IntercontinentalExchange, Inc. (a)	1,423
38	MSCI, Inc., Class A (a)	1,449

		4,564

	Insurance — 2.6%
54	Allstate Corp. (The)	1,652
6	AON Corp.	298
71	Cincinnati Financial Corp.	2,086
33	First American Financial Corp.	519
198	Genworth Financial, Inc., Class A (a)	2,032
40	Hanover Insurance Group, Inc. (The)	1,502
3	Markel Corp. (a)	1,361
32	Marsh & McLennan Cos., Inc.	1,007
40	Mercury General Corp.	1,578
176	Old Republic International Corp.	2,067

		14,102

	Real Estate Investment Trusts (REITs) — 0.9%
24	Apartment Investment & Management Co., Class A	604
14	BRE Properties, Inc.	697
24	Corporate Office Properties Trust	741
8	Federal Realty Investment Trust	658
14	Kilroy Realty Corp.	572
80	Weyerhaeuser Co.	1,739

		5,011

	Thrifts & Mortgage Finance — 1.2%
121	Capitol Federal Financial, Inc.	1,421
178	Hudson City Bancorp, Inc.	1,460
130	MGIC Investment Corp. (a)	775
80	Northwest Bancshares, Inc.	1,005

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
138	People’s United Financial, Inc.	1,850

		6,511

	Total Financials	68,107

	Health Care — 11.0%
	Biotechnology — 1.2%
45	Alkermes, Inc. (a)	829
22	Celgene Corp. (a)	1,320
25	Cepheid, Inc. (a)	853
42	Myriad Genetics, Inc. (a)	963
23	Pharmasset, Inc. (a)	2,596

		6,561

	Health Care Equipment & Supplies — 3.7%
148	Boston Scientific Corp. (a)	1,022
43	DENTSPLY International, Inc.	1,651
6	Edwards Lifesciences Corp. (a)	547
4	Gen-Probe, Inc. (a)	309
13	Haemonetics Corp. (a)	835
21	HeartWare International, Inc. (a)	1,569
21	IDEXX Laboratories, Inc. (a)	1,606
3	Intuitive Surgical, Inc. (a)	1,090
39	Masimo Corp.	1,152
39	Medtronic, Inc.	1,512
62	NuVasive, Inc. (a)	2,047
68	NxStage Medical, Inc. (a)	1,424
31	ResMed, Inc. (a)	961
41	Thoratec Corp. (a)	1,333
52	Volcano Corp. (a)	1,669
36	West Pharmaceutical Services, Inc.	1,561

		20,288

	Health Care Providers & Services — 2.8%
87	Brookdale Senior Living, Inc. (a)	2,116
13	Chemed Corp.	878
81	Healthsouth Corp. (a)	2,120
29	Henry Schein, Inc. (a)	2,061
3	HMS Holdings Corp. (a)	246
16	Mednax, Inc. (a)	1,190
36	Owens & Minor, Inc.	1,239
30	Patterson Cos., Inc.	974
35	PSS World Medical, Inc. (a)	991
37	Universal Health Services, Inc., Class B	1,902
73	VCA Antech, Inc. (a)	1,554

		15,271

	Health Care Technology — 0.6%
28	Cerner Corp. (a)	1,709

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Health Care Technology — Continued
14	Quality Systems, Inc.	1,229

		2,938

	Life Sciences Tools & Services — 1.3%
25	Agilent Technologies, Inc. (a)	1,269
5	Mettler-Toledo International, Inc. (a)	784
76	Parexel International Corp. (a)	1,785
55	Pharmaceutical Product Development, Inc.	1,480
27	Thermo Fisher Scientific, Inc. (a)	1,741

		7,059

	Pharmaceuticals — 1.4%
76	Auxilium Pharmaceuticals, Inc. (a)	1,493
34	Hospira, Inc. (a)	1,922
70	Mylan, Inc. (a)	1,722
169	Nektar Therapeutics (a)	1,232
16	Perrigo Co.	1,373

		7,742

	Total Health Care	59,859

	Industrials — 14.0%
	Aerospace & Defense — 1.4%
21	Boeing Co. (The)	1,560
66	DigitalGlobe, Inc. (a)	1,671
10	Goodrich Corp.	984
16	Hexcel Corp. (a)	353
14	Rockwell Collins, Inc.	869
100	Spirit Aerosystems Holdings, Inc., Class A (a)	2,192

		7,629

	Air Freight & Logistics — 0.8%
23	C.H. Robinson Worldwide, Inc.	1,846
30	Hub Group, Inc., Class A (a)	1,131
67	UTi Worldwide, Inc., (United Kingdom)	1,320

		4,297

	Airlines — 0.2%
218	AMR Corp. (a)	1,175

	Building Products — 1.3%
30	Lennox International, Inc.	1,292
118	Masco Corp.	1,414
58	Owens Corning (a)	2,181
159	USG Corp. (a)	2,286

		7,173

	Commercial Services & Supplies — 1.4%
52	Cintas Corp.	1,701
16	Clean Harbors, Inc. (a)	1,681
67	GEO Group, Inc. (The) (a)	1,546
10	HNI Corp.	262

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
23	Republic Services, Inc.	699
49	Waste Connections, Inc.	1,564

		7,453

	Construction & Engineering — 1.2%
12	Foster Wheeler AG, (Switzerland) (a)	363
52	Jacobs Engineering Group, Inc. (a)	2,230
111	Quanta Services, Inc. (a)	2,241
62	Shaw Group, Inc. (The) (a)	1,874

		6,708

	Electrical Equipment — 1.6%
32	Acuity Brands, Inc.	1,773
21	American Superconductor Corp. (a)	192
73	Babcock & Wilcox Co. (The) (a)	2,026
5	Cooper Industries plc	312
3	Emerson Electric Co.	149
79	GrafTech International Ltd. (a)	1,595
16	Regal-Beloit Corp.	1,077
50	Woodward, Inc.	1,730

		8,854

	Industrial Conglomerates — 0.4%
9	3M Co.	849
31	Carlisle Cos., Inc.	1,537

		2,386

	Machinery — 3.5%
34	Chart Industries, Inc. (a)	1,822
13	Danaher Corp.	673
19	Flowserve Corp.	2,082
67	Harsco Corp.	2,182
30	Kaydon Corp.	1,132
65	Oshkosh Corp. (a)	1,895
51	Robbins & Myers, Inc.	2,694
16	SPX Corp.	1,314
81	Terex Corp. (a)	2,291
67	Trinity Industries, Inc.	2,329
3	Valmont Industries, Inc.	317
5	Wabtec Corp.	321

		19,052

	Professional Services — 1.3%
20	Dun & Bradstreet Corp.	1,547
23	FTI Consulting, Inc. (a)	883
20	IHS, Inc., Class A (a)	1,629
5	Manpower, Inc.	276
60	Robert Half International, Inc.	1,619
33	Verisk Analytics, Inc., Class A (a)	1,125

		7,079

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Road & Rail — 0.2%
20	Avis Budget Group, Inc. (a)	334
52	Knight Transportation, Inc.	878

		1,212

	Trading Companies & Distributors — 0.7%
60	Fastenal Co.	2,150
22	MSC Industrial Direct Co., Class A	1,477

		3,627

	Total Industrials	76,645

	Information Technology — 16.1%
	Communications Equipment — 1.2%
28	Acme Packet, Inc. (a)	1,938
76	Ciena Corp. (a)	1,395
42	Motorola Mobility Holdings, Inc. (a)	919
133	Tellabs, Inc.	612
40	ViaSat, Inc. (a)	1,731

		6,595

	Computers & Peripherals — 1.4%
37	EMC Corp. (a)	1,013
59	Hewlett-Packard Co.	2,142
36	SanDisk Corp. (a)	1,503
91	Seagate Technology plc, (Ireland)	1,469
32	Western Digital Corp. (a)	1,176

		7,303

	Electronic Equipment, Instruments & Components — 3.1%
32	Amphenol Corp., Class A	1,711
47	Cognex Corp.	1,659
44	Dolby Laboratories, Inc., Class A (a)	1,885
61	FLIR Systems, Inc.	2,054
119	Ingram Micro, Inc., Class A (a)	2,157
68	Molex, Inc.	1,751
17	National Instruments Corp.	518
46	Plexus Corp. (a)	1,614
52	Trimble Navigation Ltd. (a)	2,045
108	TTM Technologies, Inc. (a)	1,728

		17,122

	Internet Software & Services — 1.8%
62	Akamai Technologies, Inc. (a)	1,948
31	Digital River, Inc. (a)	1,007
22	Equinix, Inc. (a)	2,235
1	Google, Inc., Class A (a)	258
40	LogMeIn, Inc. (a)	1,525
63	Monster Worldwide, Inc. (a)	916
5	VistaPrint N.V., (Netherlands) (a)	242

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
125	Yahoo!, Inc. (a)	1,874

		10,005

	IT Services — 2.1%
17	Automatic Data Processing, Inc.	897
90	CoreLogic, Inc. (a)	1,497
2	International Business Machines Corp.	328
51	Jack Henry & Associates, Inc.	1,533
42	NeuStar, Inc., Class A (a)	1,108
42	Paychex, Inc.	1,296
28	Sapient Corp. (a)	424
12	Syntel, Inc.	694
34	Teradata Corp. (a)	2,066
32	Wright Express Corp. (a)	1,663

		11,506

	Semiconductors & Semiconductor Equipment — 3.0%
269	Advanced Micro Devices, Inc. (a)	1,883
63	Atmel Corp. (a)	889
9	Broadcom Corp., Class A (a)	313
35	Cavium, Inc. (a)	1,505
41	Cirrus Logic, Inc. (a)	652
54	Cree, Inc. (a)	1,810
96	Cypress Semiconductor Corp. (a)	2,028
10	Diodes, Inc. (a)	252
21	Hittite Microwave Corp. (a)	1,277
2	PMC-Sierra, Inc. (a)	15
37	Power Integrations, Inc.	1,428
26	Silicon Laboratories, Inc. (a)	1,054
29	Skyworks Solutions, Inc. (a)	673
143	TriQuint Semiconductor, Inc. (a)	1,456
27	Xilinx, Inc.	986

		16,221

	Software — 3.5%
34	ANSYS, Inc. (a)	1,869
95	AsiaInfo-Linkage, Inc., (China) (a)	1,572
13	CommVault Systems, Inc. (a)	595
33	Electronic Arts, Inc. (a)	784
14	Fortinet, Inc. (a)	374
7	JDA Software Group, Inc. (a)	226
48	NetSuite, Inc. (a)	1,885
66	Parametric Technology Corp. (a)	1,520
34	Pegasystems, Inc.	1,567
33	Red Hat, Inc. (a)	1,529
6	Rovi Corp. (a)	340
5	Salesforce.com, Inc. (a)	758

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Software — Continued
87	SolarWinds, Inc. (a)	2,268
6	Solera Holdings, Inc.	330
20	Synchronoss Technologies, Inc. (a)	634
45	Taleo Corp., Class A (a)	1,658
12	Ultimate Software Group, Inc. (a)	647
5	VMware, Inc., Class A (a)	477

		19,033

	Total Information Technology	87,785

	Materials — 8.0%
	Chemicals — 3.8%
11	Air Products & Chemicals, Inc.	1,011
28	Airgas, Inc.	1,927
24	Albemarle Corp.	1,657
22	Ashland, Inc.	1,417
12	Dow Chemical Co. (The)	426
35	Ecolab, Inc.	1,962
20	FMC Corp.	1,759
35	H.B. Fuller Co.	846
58	Huntsman Corp.	1,100
30	International Flavors & Fragrances, Inc.	1,902
50	Intrepid Potash, Inc. (a)	1,626
4	Monsanto Co.	317
20	Mosaic Co. (The)	1,349
17	Praxair, Inc.	1,887
35	RPM International, Inc.	817
10	Sigma-Aldrich Corp.	734

		20,737

	Construction Materials — 1.2%
58	Eagle Materials, Inc.	1,621
17	Martin Marietta Materials, Inc.	1,355
41	Texas Industries, Inc.	1,714
55	Vulcan Materials Co.	2,132

		6,822

	Containers & Packaging — 0.8%
23	Aptargroup, Inc.	1,200
22	Owens-Illinois, Inc. (a)	562
51	Packaging Corp. of America	1,432
34	Silgan Holdings, Inc.	1,393

		4,587

	Metals & Mining — 2.2%
140	AK Steel Holding Corp.	2,202
60	Allied Nevada Gold Corp. (a)	2,137
42	Carpenter Technology Corp.	2,448

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
11	Compass Minerals International, Inc.	923
24	Royal Gold, Inc.	1,417
65	Titanium Metals Corp.	1,199
33	United States Steel Corp.	1,508

		11,834

	Total Materials	43,980

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.0%
12	AboveNet, Inc.	879
14	CenturyLink, Inc.	583
257	Frontier Communications Corp.	2,075
90	tw telecom, inc. (a)	1,839

		5,376

	Wireless Telecommunication Services — 0.6%
41	American Tower Corp., Class A (a)	2,170
32	NII Holdings, Inc. (a)	1,343

		3,513

	Total Telecommunication Services	8,889

	Utilities — 5.8%
	Electric Utilities — 2.4%
50	Cleco Corp.	1,757
36	FirstEnergy Corp.	1,597
16	Great Plains Energy, Inc.	336
17	Hawaiian Electric Industries, Inc.	419
10	IDACORP, Inc.	378
37	NextEra Energy, Inc.	2,129
44	Northeast Utilities	1,554
75	PPL Corp.	2,074
29	Southern Co.	1,182
45	UIL Holdings Corp.	1,442
12	Westar Energy, Inc.	320

		13,188

	Gas Utilities — 0.9%
26	National Fuel Gas Co.	1,872
15	New Jersey Resources Corp.	678
9	Nicor, Inc.	496
27	Northwest Natural Gas Co.	1,207
26	Piedmont Natural Gas Co., Inc.	779

		5,032

	Independent Power Producers & Energy Traders — 0.8%
137	Calpine Corp. (a)	2,206
540	GenOn Energy, Inc. (a)	2,086

		4,292

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Multi-Utilities — 1.5%
52	Black Hills Corp.	1,560
73	CenterPoint Energy, Inc.	1,416
7	Consolidated Edison, Inc.	374
7	DTE Energy Co.	334
42	OGE Energy Corp.	2,119
71	TECO Energy, Inc.	1,341
31	Vectren Corp.	856
13	Xcel Energy, Inc.	313

		8,313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.2%
48	Aqua America, Inc.	1,061

	Total Utilities	31,886

	Total Short Positions (Proceeds $521,840)	532,696

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 15.0%
	Distributors — 1.0%
167	Genuine Parts Co.	9,090

	Hotels, Restaurants & Leisure — 0.9%
66	McDonald’s Corp.	5,599
212	Monarch Casino & Resort, Inc. (a)	2,208

		7,807

	Household Durables — 1.3%
194	Fortune Brands, Inc.	12,397

	Internet & Catalog Retail — 0.8%
266	Expedia, Inc.	7,706

	Media — 3.7%
247	AH Belo Corp., Class A	1,839
382	Belo Corp., Class A (a)	2,878
119	Cablevision Systems Corp., Class A	4,298
220	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,790
340	Entercom Communications Corp., Class A (a)	2,950
406	Gannett Co., Inc.	5,811
551	LIN TV Corp., Class A (a)	2,684
61	Time Warner Cable, Inc.	4,729
81	Time Warner, Inc.	2,931
7	Washington Post Co. (The), Class B	2,933

		33,843

	Multiline Retail — 2.1%
140	Kohl’s Corp.	7,016
171	Sears Holdings Corp. (a)	12,181

		19,197

	Specialty Retail — 5.2%
33	AutoZone, Inc. (a)	9,848
227	Bed Bath & Beyond, Inc. (a)	13,238
510	Gap, Inc. (The)	9,231
222	Home Depot, Inc.	8,052
144	TJX Cos., Inc.	7,564

		47,933

	Total Consumer Discretionary	137,973

	Consumer Staples — 6.2%
	Beverages — 0.8%
96	Diageo plc, (United Kingdom), ADR	7,818

	Food & Staples Retailing — 2.2%
314	Walgreen Co.	13,333
132	Wal-Mart Stores, Inc.	6,993

		20,326

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 1.4%
167		JM Smucker Co. (The)	12,750

		Household Products — 1.8%
254		Procter & Gamble Co. (The)	16,115

		Total Consumer Staples	57,009

		Energy — 11.3%
		Oil, Gas & Consumable Fuels — 11.3%
333		Devon Energy Corp.	26,252
314		El Paso Corp.	6,333
229		Energen Corp.	12,910
126		Energy Transfer Equity LP	5,674
283		Exxon Mobil Corp.	23,006
257		NuStar GP Holdings LLC	9,237
532		Teekay Corp., (Canada)	16,431
135		Williams Cos., Inc. (The)	4,075

		Total Energy	103,918

		Financials — 30.7%
		Capital Markets — 3.5%
171		Ameriprise Financial, Inc.	9,834
343		Charles Schwab Corp. (The)	5,636
39		Goldman Sachs Group, Inc. (The)	5,204
285		Invesco Ltd.	6,669
123		W.P. Carey & Co. LLC	4,974

			32,317

		Commercial Banks — 6.6%
104		M&T Bank Corp.	9,103
238		SunTrust Banks, Inc.	6,143
438		U.S. Bancorp	11,171
1,232		Wells Fargo & Co.	34,570

			60,987

		Consumer Finance — 1.1%
195		Capital One Financial Corp.	10,071

		Diversified Financial Services — 1.3%
293		Citigroup, Inc.	12,215

		Insurance — 12.0%
105		American International Group, Inc. (a)	3,067
119		AON Corp.	6,125
—	(h)	Berkshire Hathaway, Inc., Class A (a)	7,663
61		Cincinnati Financial Corp.	1,792
280		Fortegra Financial Corp. (a)	2,192
450		Genworth Financial, Inc., Class A (a)	4,625
696		Loews Corp.	29,282
185		MetLife, Inc.	8,103

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
283	Old Republic International Corp.	3,325
166	OneBeacon Insurance Group Ltd., Class A	2,225
114	ProAssurance Corp. (a)	8,001
154	Prudential Financial, Inc.	9,761
249	Transatlantic Holdings, Inc.	12,194
354	W.R. Berkley Corp.	11,490

		109,845

	Real Estate Investment Trusts (REITs) — 4.3%
208	Agree Realty Corp.	4,640
439	Annaly Capital Management, Inc.	7,923
544	Cousins Properties, Inc.	4,645
545	CreXus Investment Corp.	6,058
412	Excel Trust, Inc.	4,544
164	Getty Realty Corp.	4,128
79	National Health Investors, Inc.	3,489
81	Regency Centers Corp.	3,562

		38,989

	Real Estate Management & Development — 1.0%
287	Brookfield Asset Management, Inc., (Canada), Class A	9,503

	Thrifts & Mortgage Finance — 0.9%
138	Capitol Federal Financial, Inc.	1,626
476	People’s United Financial, Inc.	6,403

		8,029

	Total Financials	281,956

	Health Care — 10.6%
	Health Care Equipment & Supplies — 0.5%
53	Becton, Dickinson & Co.	4,567

	Health Care Providers & Services — 3.7%
242	AmerisourceBergen Corp.	10,031
60	Humana, Inc.	4,792
291	Lincare Holdings, Inc.	8,528
211	National Healthcare Corp.	10,460

		33,811

	Pharmaceuticals — 6.4%
324	Bristol-Myers Squibb Co.	9,389
312	Johnson & Johnson	20,721
394	Merck & Co., Inc.	13,897
711	Pfizer, Inc.	14,651

		58,658

	Total Health Care	97,036

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 3.9%
	Commercial Services & Supplies — 0.6%
170	Republic Services, Inc.	5,248

	Industrial Conglomerates — 1.2%
226	Carlisle Cos., Inc.	11,101

	Machinery — 1.2%
200	Illinois Tool Works, Inc.	11,304

	Professional Services — 0.5%
143	Equifax, Inc.	4,968

	Trading Companies & Distributors — 0.4%
90	GATX Corp.	3,322

	Total Industrials	35,943

	Information Technology — 2.7%
	Communications Equipment — 0.5%
79	QUALCOMM, Inc.	4,492

	Electronic Equipment, Instruments & Components — 1.0%
245	TE Connectivity Ltd., (Switzerland)	9,010

	Software — 1.2%
417	Microsoft Corp.	10,850

	Total Information Technology	24,352

	Materials — 3.5%
	Chemicals — 1.7%
137	Albemarle Corp.	9,460
77	Sherwin-Williams Co. (The)	6,449

		15,909

	Construction Materials — 0.3%
33	Martin Marietta Materials, Inc.	2,599

	Containers & Packaging — 0.9%
129	Rock-Tenn Co., Class A	8,525

	Paper & Forest Products — 0.6%
159	MeadWestvaco Corp.	5,283

	Total Materials	32,316

	Telecommunication Services — 4.8%
	Diversified Telecommunication Services — 3.7%
773	AT&T, Inc.	24,267
232	CenturyLink, Inc.	9,384

		33,651

	Wireless Telecommunication Services — 1.1%
183	Telephone & Data Systems, Inc.	4,916
213	Vodafone Group plc, (United Kingdom), ADR	5,702

		10,618

	Total Telecommunication Services	44,269

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 7.4%
	Electric Utilities — 3.8%
159	NextEra Energy, Inc.	9,125
158	Northeast Utilities	5,557
156	Progress Energy, Inc.	7,504
317	Southern Co.	12,800

		34,986

	Gas Utilities — 1.9%
237	Oneok, Inc.	17,503

	Multi-Utilities — 1.7%
160	PG&E Corp.	6,717
171	Sempra Energy	9,037

		15,754

	Total Utilities	68,243

	Total Common Stocks (Cost $741,286)	883,015

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Company — 1.0%
503	Cohen & Steers Infrastructure Fund, Inc. (Cost $7,825)	8,946

Short-Term Investment — 3.5%
	Investment Company — 3.5%
32,245	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $32,245)	32,245

	Total Investments — 100.6% (Cost $781,356)	924,206
	Liabilities in Excess of Other Assets — (0.6)%	(5,365)

	NET ASSETS — 100.0%	$918,841

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,210,710	$88,184		$552,112		$1,656,611
Investments in affiliates, at value	45,337	3,576		35,970		107,483

Total investment securities, at value	1,256,047	91,760		588,082		1,764,094
Cash	2	—		—		—
Deposits at broker for futures contracts	—	—		—		1,620
Receivables:
Investment securities sold	10,609	—		1,855		85,852
Fund shares sold	1,413	6,625		1,936		2,429
Interest and dividends	525	46		466		858
Securities lending income	39	—		12		78
Variation margin on futures contracts	—	—		—		173
Due from Advisor	—	20		—		—
Due from Administrator	—	—	(a)	—		—

Total Assets	1,268,635	98,451		592,351		1,855,104

LIABILITIES:
Payables:
Due to custodian	—	—		—		35
Dividends	—	—		386		—
Investment securities purchased	4,595	6,520		1,204		2,010
Collateral for securities lending program	39,434	—		17,693		70,726
Fund shares redeemed	7,294	21		391		4,424
Accrued liabilities:
Investment advisory fees	619	—		174		911
Administration fees	83	—		1		115
Shareholder servicing fees	199	16		—	(a)	246
Distribution fees	50	—	(a)	1		167
Custodian and accounting fees	31	24		19		28
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	2		6
Other	173	88		261		683

Total Liabilities	52,479	6,669		20,132		79,351

Net Assets	$1,216,156	$91,782		$572,219		$1,775,753

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$1,027,123	$91,262	$466,429	$1,325,089
Accumulated undistributed (distributions in excess of) net investment income	(37)	44	(220)	(122)
Accumulated net realized gains (losses)	(54,390)	78	(21,500)	22,057
Net unrealized appreciation (depreciation)	243,460	398	127,510	428,729

Total Net Assets	$1,216,156	$91,782	$572,219	$1,775,753

Net Assets:
Class A	$176,492	$276	$2,918	$696,334
Class B	3,157	—	—	18,648
Class C	20,676	99	447	29,187
Class R2	—	57	—	121
Class R5	179,677	57	—	—
Class R6	—	53	—	—
Select Class	836,154	91,240	568,854	1,031,463

Total	$1,216,156	$91,782	$572,219	$1,775,753

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	19,026	16	93	29,882
Class B	367	—	—	1,020
Class C	2,400	6	14	1,398
Class R2	—	3	—	5
Class R5	19,031	3	—	—
Class R6	—	3	—	—
Select Class	89,009	5,300	18,140	41,304

Net Asset Value:
Class A — Redemption price per share	$9.28	$17.19	$31.29	$23.30
Class B — Offering price per share (b)	8.61	—	—	18.29
Class C — Offering price per share (b)	8.61	17.15	31.16	20.88
Class R2 — Offering and redemption price per share	—	17.17	—	24.73
Class R5 — Offering and redemption price per share	9.44	17.23	—	—
Class R6 — Offering and redemption price per share	—	17.24	—	—
Select Class — Offering and redemption price per share	9.39	17.22	31.36	24.97
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.79	$18.14	$33.02	$24.59

Cost of investments in non-affiliates	$967,250	$87,786	$424,602	$1,228,055
Cost of investments in affiliates	45,337	3,576	35,970	107,483
Value of securities on loan	38,658	—	17,421	70,219

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$6,580,283	$532,011	$891,961
Investments in affiliates, at value	219,931	36,094	32,245

Total investment securities, at value	6,800,214	568,105	924,206
Cash	1	—	—
Deposits at broker for securities sold short	—	569,315	—
Receivables:
Investment securities sold	26,539	43,165	—
Fund shares sold	18,101	8,215	1,946
Interest and dividends	7,985	419	1,783
Securities lending income	22	—	—

Total Assets	6,852,862	1,189,219	927,935

LIABILITIES:
Payables:
Due to custodian	—	3,975	—
Securities sold short, at value	—	532,696	—
Dividends for securities sold short	—	429	—
Investment securities purchased	21,524	43,430	—
Interest expense for securities sold short	—	88	—
Collateral for securities lending program	36,367	—	—
Fund shares redeemed	12,852	61,382	8,410
Accrued liabilities:
Investment advisory fees	2,853	515	363
Administration fees	28	34	—	(a)
Shareholder servicing fees	777	5	128
Distribution fees	691	35	128
Custodian and accounting fees	130	15	19
Trustees’ and Chief Compliance Officer’s fees	3	5	3
Other	1,803	163	43

Total Liabilities	77,028	642,772	9,094

Net Assets	$6,775,834	$546,447	$918,841

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,539,610	$587,781	$832,160
Accumulated undistributed (distributions in excess of) net investment income	60,033	(37)	5,361
Accumulated net realized gains (losses)	(391,073)	(119,327)	(61,530)
Net unrealized appreciation (depreciation)	1,567,264	78,030	142,850

Total Net Assets	$6,775,834	$546,447	$918,841

Net Assets:
Class A	$1,979,270	$29,216	$232,103
Class B	90,427	3,484	—
Class C	373,415	22,094	131,743
Class R2	6,500	—	—
Institutional Class	2,812,296	—	284,433
Select Class	1,513,926	491,653	270,562

Total	$6,775,834	$546,447	$918,841

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	79,947	2,979	12,171
Class B	3,752	368	—
Class C	15,476	2,331	6,929
Class R2	268	—	—
Institutional Class	111,653	—	14,882
Select Class	60,625	49,605	14,154

Net Asset Value:
Class A — Redemption price per share	$24.76	$9.81	$19.07
Class B — Offering price per share (b)	24.10	9.47	—
Class C — Offering price per share (b)	24.13	9.48	19.01
Class R2 — Offering and redemption price per share	24.27	—	—
Institutional Class — Offering and redemption price per share	25.19	—	19.11
Select Class — Offering and redemption price per share	24.97	9.91	19.12
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.13	$10.35	$20.13

Cost of investments in non-affiliates	$5,013,019	$443,125	$749,111
Cost of investments in affiliates	219,931	36,094	32,245
Value of securities on loan	35,750	—	—
Proceeds from securities sold short	—	521,840	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2011

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund (b)		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,161		$152		$6,125		$12,214
Interest income from non-affiliates	—	(a)	—	(a)	—		—
Dividend income from affiliates	21		1		16		34
Income from securities lending (net)	250		—		86		400
Other income	9		—		5		95

Total investment income	7,441		153		6,232		12,743

EXPENSES:
Investment advisory fees	6,085		71		2,905		10,402
Administration fees	841		10		401		1,439
Distribution fees:
Class A	367		—	(a)	6		1,624
Class B	24		—		—		157
Class C	133		—	(a)	2		203
Class R2	—		—	(a)	—		—	(a)
Shareholder servicing fees:
Class A	367		—	(a)	6		1,624
Class B	8		—		—		52
Class C	44		—	(a)	1		68
Class R2	—		—	(a)	—		—	(a)
Class R5	64		—	(a)	—		—
Select Class	1,599		27		1,111		2,257
Custodian and accounting fees	65		28		33		69
Interest expense to affiliates	1		—		—	(a)	—
Professional fees	52		97		47		47
Trustees’ and Chief Compliance Officer’s fees	11		—	(a)	5		27
Printing and mailing costs	60		35		76		139
Registration and filing fees	88		107		92		167
Transfer agent fees	316		11		986		1,381
Other	100		7		15		30

Total expenses	10,225		393		5,686		19,686

Less amounts waived	(133)		(81)		(1,683)		(2,430)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Less expense reimbursements	—		(203)		—		—

Net expenses	10,092		109		4,003		17,256

Net investment income (loss)	(2,651)		44		2,229		(4,513)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	80,245		74		27,793		267,778
Futures	—		4		—		—

Net realized gain (loss)	80,245		78		27,793		267,778

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	181,810		398		96,239		276,061
Futures	—		—		—		173

Change in net unrealized appreciation (depreciation)	181,810		398		96,239		276,234

Net realized/unrealized gains (losses)	262,055		476		124,032		544,012

Change in net assets resulting from operations	$259,404		$520		$126,261		$539,499

(a)	Amount rounds to less than $1,000.
(b)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$124,279		$7,259	$18,731
Interest income from non-affiliates	—		12	—
Dividend income from affiliates	183		55	33
Income from securities lending (net)	372		—	—
Other income	34		—	—

Total investment income	124,868		7,326	18,764

EXPENSES:
Investment advisory fees	39,810		7,184	4,828
Administration fees	5,508		518	667
Distribution fees:
Class A	4,842		227	510
Class B	741		43	—
Class C	2,636		227	937
Class R2	20		—	—
Shareholder servicing fees:
Class A	4,842		227	510
Class B	247		14	—
Class C	879		76	312
Class R2	10		—	—
Institutional Class	2,414		—	235
Select Class	3,298		1,120	446
Custodian and accounting fees	286		48	45
Professional fees	123		56	52
Trustees’ and Chief Compliance Officer’s fees	66		3	8
Printing and mailing costs	847		72	45
Registration and filing fees	250		61	121
Transfer agent fees	7,710		397	458
Other	195		14	19
Dividend expense on securities sold short	—		7,789	—
Interest expense to non-affiliates on securities sold short	—		449	—

Total expenses	74,724		18,525	9,193

Less amounts waived	(11,938)		(2,585)	(968)
Less earnings credits	—	(a)	— (a)	—	(a)

Net expenses	62,786		15,940	8,225

Net investment income (loss)	62,082		(8,614)	10,539

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	261,763		113,791	43,953
Securities sold short	—		(101,730)	—
Payment by affiliate (See Note 3)	31		—	—

Net realized gain (loss)	261,794		12,061	43,953

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,311,629		72,852	101,318
Securities sold short	—		(69,423)	—

Change in net unrealized appreciation (depreciation)	1,311,629		3,429	101,318

Net realized/unrealized gains (losses)	1,573,423		15,490	145,271

Change in net assets resulting from operations	$1,635,505		$6,876	$155,810

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Period Ended 6/30/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,651)	$(1,459)	$44
Net realized gain (loss)	80,245	52,894	78
Change in net unrealized appreciation (depreciation)	181,810	38,819	398

Change in net assets resulting from operations	259,404	90,254	520

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(b)
Class R5
From net investment income	—	—	—	(b)
Select Class
From net investment income	—	—	(1)

Total distributions to shareholders	—	—	(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	157,627	136,769	91,263

NET ASSETS:
Change in net assets	417,031	227,023	91,782
Beginning of period	799,125	572,102	—

End of period	$1,216,156	$799,125	$91,782

Accumulated undistributed (distributions in excess of) net investment income	$(37)	$(13)	$44

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,229	$1,933	$(4,513)	$(5,412)
Net realized gain (loss)	27,793	9,383	267,778	107,222
Change in net unrealized appreciation (depreciation)	96,239	26,548	276,234	131,041

Change in net assets resulting from operations	126,261	37,864	539,499	232,851

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5)	(1)	—	—
Class C
From net investment income	— (a)	— (a)	—	—
Select Class
From net investment income	(1,984)	(1,929)	—	—

Total distributions to shareholders	(1,989)	(1,930)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(16,990)	233,218	(53,988)	(149,860)

NET ASSETS:
Change in net assets	107,282	269,152	485,511	82,991
Beginning of period	464,937	195,785	1,290,242	1,207,251

End of period	$572,219	$464,937	$1,775,753	$1,290,242

Accumulated undistributed (distributions in excess of) net investment income	$(220)	$(190)	$(122)	$(82)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,082	$62,503	$(8,614)	$(9,582)
Net realized gain (loss)	261,794	23,325	12,061	43,479
Change in net unrealized appreciation (depreciation)	1,311,629	936,527	3,429	(63,292)

Change in net assets resulting from operations	1,635,505	1,022,355	6,876	(29,395)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,422)	—	—	—
Class B
From net investment income	(167)	—	—	—
Class C
From net investment income	(1,171)	—	—	—
Class R2
From net investment income	(36)	—	—	—
Institutional Class
From net investment income	(29,944)	(1,669)	—	—
Select Class
From net investment income	(13,423)	(279)	—	—

Total distributions to shareholders	(60,163)	(1,948)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	111,762	(131,054)	(35,976)	(65,653)

NET ASSETS:
Change in net assets	1,687,104	889,353	(29,100)	(95,048)
Beginning of period	5,088,730	4,199,377	575,547	670,595

End of period	$6,775,834	$5,088,730	$546,447	$575,547

Accumulated undistributed (distributions in excess of) net investment income	$60,033	$59,967	$(37)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Value Advantage Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,539	$6,916
Net realized gain (loss)	43,953	(10,567)
Change in net unrealized appreciation (depreciation)	101,318	96,114

Change in net assets resulting from operations	155,810	92,463

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,878)	(1,905)
Class C
From net investment income	(513)	(889)
Institutional Class
From net investment income	(3,215)	(1,840)
Select Class
From net investment income	(2,578)	(995)

Total distributions to shareholders	(8,184)	(5,629)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	285,229	66,865

NET ASSETS:
Change in net assets	432,855	153,699
Beginning of period	485,986	332,287

End of period	$918,841	$485,986

Accumulated undistributed (distributions in excess of) net investment income	$5,361	$2,634

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Period Ended 6/30/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$92,600	$55,364	$296
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(59,032)	(36,207)	(33)

Change in net assets from Class A capital transactions	$33,568	$19,157	$263

Class B
Proceeds from shares issued	267	520	—
Cost of shares redeemed	(1,177)	(1,277)	—

Change in net assets from Class B capital transactions	$(910)	$(757)	$—

Class C
Proceeds from shares issued	11,077	5,617	100
Cost of shares redeemed	(7,860)	(3,392)	(9)

Change in net assets from Class C capital transactions	$3,217	$2,225	$91

Class R2
Proceeds from shares issued	—	—	50
Cost of shares redeemed	—	—	—	(b)

Change in net assets from Class R2 capital transactions	$—	$—	$50

Class R5
Proceeds from shares issued	67,907	27,290	50
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(762)	(3,562)	—

Change in net assets from Class R5 capital transactions	$67,145	$23,728	$50

Class R6 (c)
Proceeds from shares issued	—	—	50
Cost of shares redeemed	—	—	—	(b)

Change in net assets from Class R6 capital transactions	$—	$—	$50

Select Class
Proceeds from shares issued	418,656	324,548	94,382
Dividends and distributions reinvested	—	—	1
Cost of shares redeemed	(364,049)	(232,132)	(3,624)

Change in net assets from Select Class capital transactions	$54,607	$92,416	$90,759

Total change in net assets from capital transactions	$157,627	$136,769	$91,263

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Period Ended 6/30/2011 (a)
SHARE TRANSACTIONS:
Class A
Issued	10,834	7,959	18
Reinvested	—	—	—	(b)
Redeemed	(6,865)	(5,122)	(2)

Change in Class A Shares	3,969	2,837	16

Class B
Issued	32	83	—
Redeemed	(152)	(196)	—

Change in Class B Shares	(120)	(113)	—

Class C
Issued	1,351	868	6
Redeemed	(981)	(524)	—	(b)

Change in Class C Shares	370	344	6

Class R2
Issued	—	—	3
Redeemed	—	—	—	(b)

Change in Class R2 Shares	—	—	3

Class R5
Issued	7,917	3,874	3
Reinvested	—	—	—	(b)
Redeemed	(85)	(480)	—

Change in Class R5 Shares	7,832	3,394	3

Class R6 (c)
Issued	—	—	3
Redeemed	—	—	—	(b)

Change in Class R6 Shares	—	—	3

Select Class
Issued	46,982	46,815	5,510
Reinvested	—	—	—	(b)
Redeemed	(46,450)	(32,808)	(210)

Change in Select Class Shares	532	14,007	5,300

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,423	$1,597	$75,693	$103,096
Dividends and distributions reinvested	5	1	—	—
Cost of shares redeemed	(1,487)	(95)	(160,643)	(167,798)

Change in net assets from Class A capital transactions	$941	$1,503	$(84,950)	$(64,702)

Class B
Proceeds from shares issued	$—	$—	$693	$1,165
Cost of shares redeemed	—	—	(10,361)	(16,165)

Change in net assets from Class B capital transactions	$—	$—	$(9,668)	$(15,000)

Class C
Proceeds from shares issued	$443	$66	$3,672	$2,193
Dividends and distributions reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	(113)	(3)	(6,894)	(9,337)

Change in net assets from Class C capital transactions	$330	$63	$(3,222)	$(7,144)

Class R2
Proceeds from shares issued	$—	$—	$31	$— (a)
Cost of shares redeemed	—	—	— (a)	(32)

Change in net assets from Class R2 capital transactions	$—	$—	$31	$(32)

Select Class
Proceeds from shares issued	$269,128	$316,115	$247,747	$155,494
Dividends and distributions reinvested	447	305	—	—
Cost of shares redeemed	(287,836)	(84,768)	(203,926)	(218,476)

Change in net assets from Select Class capital transactions	$(18,261)	$231,652	$43,821	$(62,982)

Total change in net assets from capital transactions	$(16,990)	$233,218	$(53,988)	$(149,860)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Equity Fund			Mid Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010		Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	84	65		3,594	6,323
Reinvested	— (a)	—	(a)	—	—
Redeemed	(52)	(4)		(7,968)	(10,091)

Change in Class A Shares	32	61		(4,374)	(3,768)

Class B
Issued	—	—		41	93
Reinvested	—	—		—	—
Redeemed	—	—		(641)	(1,235)

Change in Class B Shares	—	—		(600)	(1,142)

Class C
Issued	15	3		189	146
Reinvested	— (a)	—	(a)	—	—
Redeemed	(4)	—	(a)	(379)	(627)

Change in Class C Shares	11	3		(190)	(481)

Class R2
Issued	—	—		1	— (a)
Redeemed	—	—		— (a)	(2)

Change in Class R2 Shares	—	—		1	(2)

Select Class
Issued	9,351	13,451		11,401	8,781
Reinvested	15	13		—	—
Redeemed	(11,406)	(3,604)		(9,364)	(12,859)

Change in Select Class Shares	(2,040)	9,860		2,037	(4,078)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$373,327	$286,766	$34,632	$64,504
Dividends and distributions reinvested	14,615	—	—	—
Cost of shares redeemed	(621,660)	(562,984)	(100,820)	(33,398)

Change in net assets from Class A capital transactions	$(233,718)	$(276,218)	$(66,188)	$31,106

Class B
Proceeds from shares issued	$626	$1,155	$22	$84
Dividends and distributions reinvested	148	—	—	—
Cost of shares redeemed	(34,335)	(37,583)	(4,375)	(4,436)

Change in net assets from Class B capital transactions	$(33,561)	$(36,428)	$(4,353)	$(4,352)

Class C
Proceeds from shares issued	$37,081	$24,188	$1,079	$4,139
Dividends and distributions reinvested	873	—	—	—
Cost of shares redeemed	(65,800)	(83,767)	(18,536)	(23,169)

Change in net assets from Class C capital transactions	$(27,846)	$(59,579)	$(17,457)	$(19,030)

Class R2
Proceeds from shares issued	$5,542	$2,331	$—	$—
Dividends and distributions reinvested	28	—	—	—
Cost of shares redeemed	(1,307)	(1,209)	—	—

Change in net assets from Class R2 capital transactions	$4,263	$1,122	$—	$—

Institutional Class
Proceeds from shares issued	$789,825	$527,453	$—	$—
Dividends and distributions reinvested	22,919	1,318	—	—
Cost of shares redeemed	(526,461)	(435,724)	—	—
Redemptions in-kind (See Note 9)	—	47,173	—	—

Change in net assets from Institutional Class capital transactions	$286,283	$140,220	$—	$—

Select Class
Proceeds from shares issued	$449,654	$468,382	$155,618	$153,988
Dividends and distributions reinvested	9,285	167	—	—
Cost of shares redeemed	(342,598)	(368,720)	(103,596)	(227,365)

Change in net assets from Select Class capital transactions	$116,341	$99,829	$52,022	$(73,377)

Total change in net assets from capital transactions	$111,762	$(131,054)	$(35,976)	$(65,653)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	16,395	15,310	3,576	6,429
Reinvested	636	—	—	—
Redeemed	(27,300)	(30,094)	(10,335)	(3,339)

Change in Class A Shares	(10,269)	(14,784)	(6,759)	3,090

Class B
Issued	29	66	2	8
Reinvested	7	—	—	—
Redeemed	(1,559)	(2,050)	(465)	(453)

Change in Class B Shares	(1,523)	(1,984)	(463)	(445)

Class C
Issued	1,660	1,313	115	423
Reinvested	39	— (a)	—	—
Redeemed	(3,011)	(4,607)	(1,973)	(2,368)

Change in Class C Shares	(1,312)	(3,294)	(1,858)	(1,945)

Class R2
Issued	245	121	—	—
Reinvested	1	—	—	—
Redeemed	(55)	(64)	—	—

Change in Class R2 Shares	191	57	—	—

Institutional Class
Issued	34,031	27,515	—	—
Reinvested	983	69	—	—
Redeemed	(22,926)	(22,644)	—	—
Redemptions in-kind (See Note 9)	—	2,355	—	—

Change in Institutional Class Shares	12,088	7,295	—	—

Select Class
Issued	19,629	25,058	15,949	15,269
Reinvested	401	9	—	—
Redeemed	(15,059)	(19,421)	(10,636)	(22,446)

Change in Select Class Shares	4,971	5,646	5,313	(7,177)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$119,805	$72,764
Dividends and distributions reinvested	1,727	1,731
Cost of shares redeemed	(81,151)	(67,947)

Change in net assets from Class A capital transactions	$40,381	$6,548

Class C
Proceeds from shares issued	$22,682	$17,785
Dividends and distributions reinvested	413	717
Cost of shares redeemed	(26,534)	(33,293)

Change in net assets from Class C capital transactions	$(3,439)	$(14,791)

Institutional Class
Proceeds from shares issued	$138,756	$76,158
Dividends and distributions reinvested	2,906	1,753
Cost of shares redeemed	(20,173)	(9,427)
Redemptions in-kind (See Note 9)	(41,498)	—

Change in net assets from Institutional Class capital transactions	$79,991	$68,484

Select Class
Proceeds from shares issued	$196,760	$28,225
Dividends and distributions reinvested	1,855	411
Cost of shares redeemed	(30,319)	(22,012)

Change in net assets from Select Class capital transactions	$168,296	$6,624

Total change in net assets from capital transactions	$285,229	$66,865

SHARE TRANSACTIONS:
Class A
Issued	6,732	4,748
Reinvested	96	114
Redeemed	(4,517)	(4,392)

Change in Class A Shares	2,311	470

Class C
Issued	1,279	1,153
Reinvested	23	47
Redeemed	(1,501)	(2,236)

Change in Class C Shares	(199)	(1,036)

Institutional Class
Issued	7,736	4,877
Reinvested	162	115
Redeemed	(1,098)	(619)
Redemptions in-kind (See Note 9)	(2,189)	—

Change in Institutional Class Shares	4,611	4,373

Select Class
Issued	11,074	1,827
Reinvested	103	27
Redeemed	(1,687)	(1,427)

Change in Select Class Shares	9,490	427

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2011	$6.76	$(0.04	)(e)	$2.56	$2.52
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55

Class B
Year Ended June 30, 2011	6.31	(0.07	)(e)	2.37	2.30
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (g)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43

Class C
Year Ended June 30, 2011	6.31	(0.08	)(e)	2.38	2.30
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42

Class R5
Year Ended June 30, 2011	6.86	—	(e)(g)	2.58	2.58
Year Ended June 30, 2010	5.93	—	(e)(g)	0.93	0.93
January 8, 2009 (h) through June 30, 2009	5.37	—	(e)(g)	0.56	0.56

Select Class
Year Ended June 30, 2011	6.83	(0.02	)(e)	2.58	2.56
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.28	37.28%	$176,492	1.25%		(0.45)%	1.31%	96%
6.76	14.97	101,814	1.31		(0.41)	1.31	102
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159

8.61	36.45	3,157	1.75		(0.94)	1.81	96
6.31	14.52	3,070	1.81		(0.91)	1.81	102
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159

8.61	36.45	20,676	1.75		(0.95)	1.81	96
6.31	14.31	12,811	1.81		(0.91)	1.81	102
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159

9.44	37.61	179,677	0.86		(0.05)	0.86	96
6.86	15.68	76,767	0.86		0.05	0.86	102
5.93	10.43	46,312	0.90		(0.08)	1.06	119

9.39	37.48	836,154	1.06		(0.27)	1.06	96
6.83	15.18	604,663	1.06		(0.16)	1.06	102
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Mid Cap Core Fund
Class A
November 30, 2010 (e) through June 30, 2011	$15.00	$0.01	(f)	$2.18	$2.19	$— (g)

Class C
November 30, 2010 (e) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—

Class R2
November 30, 2010 (e) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—

Class R5
November 30, 2010 (e) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)

Class R6
January 31, 2011 (i) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—

Select Class
November 30, 2010 (e) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding
(g)	Amount rounds to less than $0.01.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(i)	Commencement of offering of class of shares.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$17.19	14.70%	$276	1.24	%(j)	0.11	%(j)	5.79	%(h)(j)	13%

17.15	14.33	99	1.75	(j)	(0.39	)(j)	6.49	(h)(j)	13

17.17	14.53	57	1.49	(j)	(0.17	)(j)	6.84	(h)(j)	13

17.23	15.00	57	0.80	(j)	0.52	(j)	6.17	(h)(j)	13

17.24	5.38	53	0.75	(j)	0.68	(j)	5.52	(h)(j)	13

17.22	14.84	91,240	1.00	(j)	0.41	(j)	3.41	(h)(j)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2011	$22.95	$0.04	(e)	$8.36	$8.40	$(0.06)	$—	$(0.06)
November 2, 2009 (f) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2011	22.93	(0.12	)(e)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (f) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (g)	—	— (g)

Select Class
Year Ended June 30, 2011	22.97	0.14	(e)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$31.29	36.60%	$2,918	1.24%	0.14%	1.53%	88%
22.95	6.77	1,394	1.24	0.30	1.44	56

31.16	35.98	447	1.74	(0.40)	2.06	88
22.93	6.40	65	1.74	(0.23)	1.92	56

31.36	37.09	568,854	0.89	0.50	1.27	88
22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2011	$16.35	$(0.09	)(e)	$7.04		$6.95	$—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76		2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33	)(f)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(e)	4.41		4.23	(4.19)

Class B
Year Ended June 30, 2011	12.90	(0.16	)(e)	5.55		5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19		2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09	)(f)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(e)	3.76		3.48	(4.19)

Class C
Year Ended June 30, 2011	14.73	(0.18	)(e)	6.33		6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50		2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78	)(f)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(e)	4.14		3.83	(4.19)

Class R2
Year Ended June 30, 2011	17.38	(0.13	)(e)	7.48		7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94		2.82	—
June 19, 2009 (h) through June 30, 2009	14.56	—	(e)(i)	—	(i)	— (i)	—

Select Class
Year Ended June 30, 2011	17.47	(0.03	)(e)	7.53		7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94		2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70	)(f)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(e)	4.60		4.48	(4.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.30	42.51%		$696,334	1.24%	(0.44)%	1.36%	79%
16.35	19.52		560,054	1.24	(0.53)	1.42	82
13.68	(30.97	)(f)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22	)(g)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119

18.29	41.78		18,648	1.77	(0.97)	1.86	79
12.90	18.89		20,893	1.77	(1.07)	1.92	82
10.85	(31.35	)(f)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	)(g)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119

20.88	41.75		29,187	1.77	(0.97)	1.86	79
14.73	18.89		23,389	1.77	(1.06)	1.92	82
12.39	(31.38	)(f)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	)(g)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119

24.73	42.29		121	1.40	(0.59)	1.60	79
17.38	19.37		63	1.40	(0.69)	1.67	82
14.56	0.00		83	1.22	(0.31)	1.94	96

24.97	42.93		1,031,463	0.93	(0.13)	1.10	79
17.47	19.90		685,843	0.93	(0.22)	1.17	82
14.57	(30.74	)(f)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	)(g)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2011	$18.91	$0.18	(e)	$5.85 (h)	$6.03	$(0.18)	$—	$(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)

Class B
Year Ended June 30, 2011	18.38	0.07	(e)	5.69 (h)	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)

Class C
Year Ended June 30, 2011	18.44	0.07	(e)	5.69 (h)	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)

Class R2
Year Ended June 30, 2011	18.63	0.12	(e)	5.76 (h)	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (g) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2011	19.22	0.30	(e)	5.95 (h)	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)

Select Class
Year Ended June 30, 2011	19.07	0.24	(e)	5.90 (h)	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (f)	—	— (f)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.76	31.96	%(h)	$1,979,270	1.23%	0.81%	1.39%	41%
18.91	24.08		1,705,572	1.23	1.04	1.40	34
15.24	(25.49)		1,600,044	1.25	1.71	1.42	47
21.91	(13.70)		2,661,377	1.25	0.66	1.42	31
27.71	18.21		3,822,632	1.25	0.71	1.35	45

24.10	31.33	(h)	90,427	1.74	0.30	1.89	41
18.38	23.44		96,966	1.74	0.53	1.90	34
14.89	(25.89)		108,114	1.75	1.21	1.92	47
21.39	(14.14)		163,091	1.75	0.15	1.92	31
27.11	17.65		237,745	1.75	0.20	1.85	45

24.13	31.29	(h)	373,415	1.74	0.30	1.89	41
18.44	23.43		309,513	1.74	0.53	1.90	34
14.94	(25.88)		299,956	1.75	1.20	1.92	47
21.45	(14.11)		523,722	1.75	0.14	1.92	31
27.17	17.64		818,261	1.75	0.20	1.85	45

24.27	31.66	(h)	6,500	1.49	0.50	1.65	41
18.63	23.71		1,441	1.49	0.77	1.65	34
15.06	(0.24)		294	1.50	2.12	1.69	47

25.19	32.66	(h)	2,812,296	0.74	1.29	0.99	41
19.22	24.68		1,913,930	0.74	1.52	1.00	34
15.43	(25.15)		1,424,004	0.75	2.26	1.02	47
22.31	(13.25)		1,777,057	0.75	1.16	1.02	31
28.17	18.82		2,566,230	0.75	1.21	0.95	45

24.97	32.29	(h)	1,513,926	0.98	1.05	1.14	41
19.07	24.35		1,061,308	0.98	1.29	1.15	34
15.34	(25.31)		766,965	1.00	2.05	1.18	47
22.14	(13.46)		721,777	1.00	0.90	1.16	31
27.96	18.49		1,183,839	1.00	0.95	1.10	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2011	$9.71	$(0.16	)(d)	$0.26	$0.10	$—	$—	$—
Year Ended June 30, 2010	10.21	(0.17	)(d)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(d)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(d)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)

Class B
Year Ended June 30, 2011	9.44	(0.23	)(d)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(d)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(d)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(d)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2011	9.46	(0.23	)(d)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(d)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(d)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(d)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Select Class
Year Ended June 30, 2011	9.79	(0.14	)(d)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(d)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(d)	0.05	— (e)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(d)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund's portfolio turnover calculation excluded short sales.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)	Net expenses (excluding dividend and interest expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (c)	Portfolio turnover rate (including short sales) (c)

$9.81	1.03%	$29,216	2.92%	1.49%	(1.65)%	3.38%	1.95%	145%	339%
9.71	(4.90)	94,549	2.94	1.49	(1.65)	3.39	1.94	146	348
10.21	(0.20)	67,884	2.84	1.50	(0.79)	3.29	1.95	175	350
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—

9.47	0.32	3,484	3.67	2.24	(2.47)	3.88	2.45	145	339
9.44	(5.69)	7,849	3.69	2.24	(2.39)	3.89	2.44	146	348
10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—

9.48	0.21	22,094	3.67	2.24	(2.46)	3.88	2.45	145	339
9.46	(5.59)	39,610	3.70	2.24	(2.39)	3.89	2.44	146	348
10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—

9.91	1.23	491,653	2.67	1.24	(1.39)	3.13	1.70	145	339
9.79	(4.67)	433,539	2.70	1.24	(1.39)	3.15	1.69	146	348
10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2011	$15.22	$0.23	(c)	$3.79	$4.02	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	12.01	0.23	(c)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(c)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(c)	3.42	3.68	(0.12)	(0.28)	(0.40)

Class C
Year Ended June 30, 2011	15.17	0.14	(c)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(c)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(c)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(c)	3.38	3.55	(0.06)	(0.28)	(0.34)

Institutional Class
Year Ended June 30, 2011	15.24	0.32	(c)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(c)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(c)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(c)	3.38	3.77	(0.18)	(0.28)	(0.46)

Select Class
Year Ended June 30, 2011	15.27	0.28	(c)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(c)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(c)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(c)	3.43	3.74	(0.16)	(0.28)	(0.44)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$19.07	26.45%	$232,103	1.24%	1.28%	1.34%	33%
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77

19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77

19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77

19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class A and Class C Shares commenced operations on November 2, 2009 for the Mid Cap Equity Fund.

The Mid Cap Core Fund commenced operations on November 30, 2010.

Class R6 Shares commenced operations on January 31, 2011 for the Mid Cap Core Fund.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,256,047	$—	$—	$1,256,047

Mid Cap Core Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$91,760	$—	$—	$91,760

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$588,082	$—	$—	$588,082

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,764,094	$—	$—	$1,764,094

Appreciation in Other Financial Instruments
Futures Contracts	$173	$—	$—	$173

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$6,800,214	$—	$—	$6,800,214

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$568,105	$—	$—	$568,105

Liabilities in Securities Sold Short #	$(532,696)	$—	$—	$(532,696)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$910,686	$13,520	$—	$924,206

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of ADRs, the reported values of which are an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended June 30, 2011.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2011, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Mid Cap Core Fund and Mid Cap Growth Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the period ended June 30, 2011:

	Mid Cap Core Fund		Mid Cap Growth Fund
Futures Contracts:
Average Notional Balance Long	$1,247	(a)	$52,340	(b)
Ending Notional Balance Long	$—		$52,340

(a)	For the period March 1, 2011 through March 31, 2011
(b)	For the period June 1, 2011 through June 30, 2011.

D. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the period ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$131
Mid Cap Equity Fund	54
Mid Cap Growth Fund	61
Mid Cap Value Fund	96

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Growth Advantage Fund	$38,658	$39,434		$39,434
Mid Cap Equity Fund	17,421	17,693	*	17,693
Mid Cap Growth Fund	70,219	70,726	*	70,726
Mid Cap Value Fund	35,750	36,367	*	36,367

*	Subsequent to June 30, 2011, additional collateral was received from borrowers.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds, under their respective agreements, from losses resulting from a borrower’s failure to return a loaned security, as applicable.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$74
Mid Cap Equity Fund	31
Mid Cap Growth Fund	36
Mid Cap Value Fund	59

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the period ended June 30, 2011 (amounts in thousands):

Lending Agent Fees Incurred
Mid Cap Growth Fund	$9
Mid Cap Value Fund	13

E. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Mid Cap Core Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time they commenced operations and are included as part of Professional fees on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Growth Advantage Fund	$(3,266)	$2,627	$639
Mid Cap Core Fund	(1)	1	—
Mid Cap Equity Fund	—	(270)	270
Mid Cap Growth Fund	(6,191)	4,473	1,718
Mid Cap Value Fund	—	(1,853)	1,853
Multi-Cap Market Neutral Fund	(8,597)	8,614	(17)
Value Advantage Fund	14,316	372	(14,688)

The reclassifications for the Funds relate primarily to investments in partnerships (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), net operating loss (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), non-taxable special dividends (Mid Cap Equity Fund and Mid Cap Value Fund), redemptions in-kind (Value Advantage Fund) and nondeductible 12b-1 fees in the initial years of operations (Mid Cap Core Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$27		$11
Mid Cap Core Fund	—	(a)	—	(a)
Mid Cap Equity Fund	3		—	(a)
Mid Cap Growth Fund	19		17
Mid Cap Value Fund	89		46
Multi-Cap Market Neutral Fund	3		6
Value Advantage Fund	32		5

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.77	1.77	1.40	n/a	n/a	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The contractual expense limitation agreements were in effect for the period ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011 for all Funds except Mid Cap Core Fund. For Mid Cap Core Fund, the contractual expense limitation percentages in the table above are in place until at least November 30, 2011 for Class A, Class C, Class R2, Class R5 and Select Class Shares and are in place until at least January 31, 2012 for Class R6 Shares. In addition, the Funds’ service providers have voluntarily waived fees during the period ended June 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Prior to September 1, 2010, the contractual expense limitations for Class A, Class B and Class C Shares of the Growth Advantage Fund were 1.35%, 2.05% and 2.05% respectively.

Prior to November 1, 2010, the contractual expense limitation for Select Class Shares of the Mid Cap Equity Fund was 1.00%.

For the period ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers				Reimbursements
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$93	$93	$—
Mid Cap Core Fund	71	10	—	81	203
Mid Cap Equity Fund	279	274	1,101	1,654	—
Mid Cap Growth Fund	—	520	1,867	2,387	—
Mid Cap Value Fund	3,862	5,000	2,740	11,602	—
Multi-Cap Market Neutral Fund	1	—	1,095	1,096	—
Value Advantage Fund	128	544	235	907	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Multi-Cap Market Neutral Fund	$968	$200	$251	$1,419

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the period ended June 30, 2011 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$40
Mid Cap Equity Fund	29
Mid Cap Growth Fund	43
Mid Cap Value Fund	336
Multi-Cap Market Neutral Fund	70
Value Advantage Fund	61

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the period ended June 30, 2011, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An Affiliate of JPMCB made a payment to the Mid Cap Value Fund in the amount of approximately $31,000 relating to an operational error.

4. Investment Transactions

During the period ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,035,282	$885,525	$—	$—
Mid Cap Core Fund	90,770	3,057	—	—
Mid Cap Equity Fund	390,634	402,036	—	—
Mid Cap Growth Fund	1,235,596	1,388,274	—	—
Mid Cap Value Fund	2,424,872	2,417,753	—	—
Multi-Cap Market Neutral Fund	773,209	911,442	904,957	1,032,160
Value Advantage Fund	513,617	236,675	—	—

During the period ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,019,140	$249,507	$12,600	$236,907
Mid Cap Core Fund	91,378	1,779	1,397	382
Mid Cap Equity Fund	473,761	117,054	2,733	114,321
Mid Cap Growth Fund	1,357,642	418,560	12,108	406,452
Mid Cap Value Fund	5,291,485	1,601,287	92,558	1,508,729
Multi-Cap Market Neutral Fund	484,742	91,532	8,169	83,363
Value Advantage Fund	790,045	140,800	6,639	134,161

For all of the Funds, the difference between the book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and partnership basis outstanding (Value Advantage Fund).

The tax character of distributions paid during the fiscal period ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Mid Cap Core Fund	$1	$—	$1
Mid Cap Equity Fund	1,989	—	1,989
Mid Cap Value Fund	60,163	—	60,163
Value Advantage Fund	8,184	—	8,184

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Mid Cap Equity Fund	$1,930	$—	$1,930
Mid Cap Value Fund	1,948	—	1,948
Value Advantage Fund	5,629	—	5,629

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$(47,838)	$236,907
Mid Cap Core Fund	135	2	382
Mid Cap Equity Fund	183	(8,310)	114,321
Mid Cap Growth Fund	—	134,277	406,452
Mid Cap Value Fund	60,235	(332,540)	1,508,729
Multi-Cap Market Neutral Fund	—	(98,936)	57,638
Value Advantage Fund	6,285	(53,759)	134,161

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund), post-October loss deferrals (Growth Advantage Fund and Mid Cap Growth Fund), distributions payable (Mid Cap Equity Fund), partnership basis outstanding (Value Advantage), loss deferrals on unsettled short sales (Multi-Cap Market Neutral), limitations on capital loss carry forwards acquired in a merger (Mid Cap Growth Fund) and wash sale loss deferrals.

As of June 30, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
Growth Advantage Fund	$—	$—	$—	$47,838	$47,838
Mid Cap Equity Fund	—	—	—	8,310	8,310
Mid Cap Value Fund	—	1,151	14,176	317,213	332,540	*
Multi-Cap Market Neutral Fund	1,901	97,035	—	—	98,936
Value Advantage Fund	—	—	—	53,759	53,759

During the period ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Growth Advantage Fund	$77,942
Mid Cap Equity Fund	24,453
Mid Cap Growth Fund	119,160
Mid Cap Value Fund	251,037
Multi-Cap Market Neutral Fund	462
Value Advantage Fund	24,523

During the period ended June 30, 2011, the following Funds had capital loss carryforwards disallowed (amounts in thousands):

Mid Cap Growth Fund	$89,945	*

Net Capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2011, the Funds deferred to July 1, 2011 post October capital losses of:

	Capital Losses	Currency Losses
Growth Advantage Fund	$—	$25
Mid Cap Equity Fund	—	5
Mid Cap Growth Fund	—	40

*	Amounts include capital loss carry forwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011. Average borrowings from the Facility for the period ended June 30, 2011, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Growth Advantage Fund	$13,659	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Equity Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of Mid Cap Core Fund.

In addition, the JPMorgan Investor Funds, JPMorgan Access Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	J.P. Morgan Access Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	N/A	N/A	14.1%
Mid Cap Core Fund	N/A	25.2%	N/A
Multi-Cap Market Neutral Fund	75.7%	N/A	N/A
Value Advantage Fund	N/A	N/A	18.2

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of June 30, 2011, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on May 24, 2010, certain shareholders of the Mid Cap Value Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$47,173	$(7,817)	Redemption-In-Kind

Pursuant to procedures approved by the Board of Trustees, on March 29, 2011, an affiliate of the Value Advantage Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$41,498	$14,315	Redemption-In-Kind

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund, JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Mid Cap Core Fund (a separate fund of JPMorgan Trust I)(hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2010 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,064.20	$6.40	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,061.70	8.95	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,061.70	8.95	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R5
Actual*	1,000.00	1,066.70	4.41	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Select Class
Actual*	1,000.00	1,064.60	5.43	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

Mid Cap Core Fund
Class A
Actual*	1,000.00	1,082.50	6.45	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,080.00	9.03	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R2
Actual*	1,000.00	1,081.20	7.74	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual*	$1,000.00	$1,085.00	$4.14	0.80%
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Class R6
Actual**	1,000.00	1,053.80	3.17	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,084.40	5.17	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,075.20	6.43	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,072.90	8.94	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Select Class
Actual*	1,000.00	1,077.40	4.64	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,084.20	6.41	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,081.60	9.14	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Class C
Actual*	1,000.00	1,081.30	9.13	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Class R2
Actual*	1,000.00	1,083.20	7.23	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Select Class
Actual*	1,000.00	1,086.10	4.81	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,070.50	6.31	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,067.80	8.92	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class C
Actual*	1,000.00	1,067.70	8.92	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,069.20	7.64	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual*	1,000.00	1,072.80	3.80	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Select Class
Actual*	$1,000.00	$1,071.70	$5.03	0.98%
Hypothetical*	1,000.00	1,019.93	4.91	0.98

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,024.00	12.80	2.55
Hypothetical*	1,000.00	1,012.15	12.72	2.55
Class B
Actual*	1,000.00	1,020.50	15.63	3.12
Hypothetical*	1,000.00	1,009.32	15.54	3.12
Class C
Actual*	1,000.00	1,019.40	15.82	3.16
Hypothetical*	1,000.00	1,009.12	15.74	3.16
Select Class
Actual*	1,000.00	1,024.80	11.75	2.34
Hypothetical*	1,000.00	1,013.19	11.68	2.34

Value Advantage Fund
Class A
Actual*	1,000.00	1,048.40	6.30	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,045.70	8.83	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Institutional Class
Actual*	1,000.00	1,051.20	3.76	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Select Class
Actual*	1,000.00	1,050.00	5.03	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/365 to reflect the actual period). Commencement of offering class of shares was January 31, 2011.

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Mid Cap Core Fund	100.00%
Mid Cap Equity Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Core Fund	$1
Mid Cap Equity Fund	1,989
Mid Cap Value Fund	60,163
Value Advantage Fund	8,184

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	103

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2011. All rights reserved. June 2011.

AN-MC-611

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the
report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics
that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The
Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the
registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent”
for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C.
80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2011 – $30,800

2010 – $30,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2011 – $11,800

2010 – $11,800

The audit-related fees consist of aggregate fees billed for
assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2011 – $8,100

2010 – $8,100

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2011 and 2010, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2011 – Not applicable

2010 – Not applicable

(e)(1) Disclose the audit committee’s pre-approval
policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee
Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval
Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The
Audit Committee annually reviews and pre-approves the

services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X.

2011 – 0.0%

2010 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate
non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2010 - $31.8 million

2009 - $25.8 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P.
Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee
of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)
of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit
Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If
applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of
unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company
that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in
Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO
MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No
material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits
listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or
amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the
Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule
23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each
principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications
pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:

/s/ Patricia A. Maleski

  Patricia A. Maleski
 President and Principal Executive Officer
September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Patricia A. Maleski

  Patricia A. Maleski
President and Principal Executive Officer September 2, 2011

By:

/s/ Joy C. Dowd

  Joy C. Dowd   Treasurer and
Principal Financial Officer September 2, 2011